UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 22, 2005

                            SHELTER PROPERTIES IV
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-10884                 57-0721760
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On August 22, 2005, Shelter Properties IV (the "Registrant") obtained an additional mortgage in the principal amount of approximately $15,917,000 on one of its investment properties, Baymeadows Apartments (the "Property"), located in Jacksonville, Florida. The additional mortgage loan agreement ("Loan Agreement") requires monthly payments of interest only beginning on October 5, 2005 until September 5, 2007, with the interest rate being 4.87%. From October 5, 2007 through September 5, 2012, the Loan Agreement requires monthly payments of principal and interest calculated using a 300 month loan amortization period, provided that (a) if the Property completes the rehabilitation work described in the Completion Guaranty within 36 months of the date of the Loan Agreement and
(b) the Property achieves gross rental income of at least $8,724,000 from not more than 95% of the units within 36 months, then the installments for the remaining period of the loan will be calculated using a 360 month amortization period. If the above two requirements are not met within 36 months, then the installments for the remaining period of the loan will be calculated using a 240 month amortization period. The mortgage matures on September 5, 2012 at which time the unpaid principal amount and any interest accrued but remaining unpaid becomes due.

The existing mortgage note of approximately $24,083,000 was assigned by the existing lender to the holder of the additional mortgage note. The terms of the existing mortgage note were modified to match the terms for the additional mortgage note, and the two loans were then combined into one mortgage note for $40,000,000.

The Registrant is prohibited from prepaying the loan prior to September 5, 2007. Subsequent to September 4, 2007, the loan may be prepaid with the payment of a prepayment penalty as defined in the Loan Agreement. As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Registrant, to guarantee the obligations and liabilities of the Registrant with respect to the new mortgage financing.

Upon completion of the rehabilitation work required by the Loan Agreement, the Partnership has the right to request an additional advance from the lender of not less than $5,000,000 on a one-time basis within the first five years of the term of the note.

In accordance with the terms of the loan agreement relating to the new mortgage financing, payment of the note may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs. Events of default include, but are not limited to: failure to pay or deposit any amount due under the loan agreement when due; failure to make the final payment or pay the prepayment premium due under the note; and breach or default in the performance of any of the covenants or agreements made by the Registrant.

The foregoing description is qualified in its entirety by reference to the Additional Mortgage Note; Modification, Restatement and Consolidation of Notes; Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement; Nonrecourse Exception Indemnity Agreement copies of which are filed as exhibits 10(iii)(n), 10(iii)(o), 10(iii)(p) and 10(iii)(q) to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

    The following exhibits are filed with this report (1):

10(iii)(n)        Additional  Mortgage  Note,  dated  August  22,  2005  between
                  Shelter   Properties  IV,  L.P.,  a  South  Carolina   limited
                  partnership and Allstate Life Insurance Company, an Illinois corporation.

       (o) Modification, Restatement and Consolidation of Notes dated August 22, 2005 between Shelter Properties IV, L.P. and Allstate Life Insurance Co.

       (p) Second Consolidate, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated August 22, 2005, between Shelter Properties IV, L.P. and Allstate Life Insurance Company.

       (q) Nonrecourse Exception Indemnity Agreement dated August 22, 2005 by AIMCO Properties, L.P., for the benefit of Allstate Life Insurance Company.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SHELTER PROPERTIES IV, L.P.
                                (a South Carolina Limited Partnership)


                                By: Shelter Realty IV Corporation
                                    Corporate General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                              Date: August 29, 2005

                                                                Exhibit 10(iii)n


This instrument prepared by and return to:
Laura L. Seidel, Esq.
Womble Carlyle Sandridge & Rice, PLLC
One Atlantic Center, Suite 3500
1201 West Peachtree Street
Atlanta, Georgia 30309

NOTE TO RECORDER: THIS INSTRUMENT SECURES A MODIFICATION, RESTATEMENT AND CONSOLIDATION OF NOTES OF EVEN DATE HEREWITH PAYABLE TO THE ORDER ALLSTATE LIFE INSURANCE COMPANY, AN ILLINOIS CORPORATION (THE "MORTGAGEE"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $40,000,000.00 (THE "NOTE"). THE NOTE EVIDENCES THE RENEWAL OF INDEBTEDNESS UNDER THAT CERTAIN FIRST MORTGAGE NOTE DATED OCTOBER 28, 1992, PAYABLE TO THE ORDER OF FIRST COMMONWEALTH REALTY CREDIT CORPORATION, A VIRGINIA CORPORATION ("FIRST COMMONWEALTH"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,951,240.00, AND THAT CERTAIN SECOND MORTGAGE NOTE DATED OCTOBER 28, 1992, PAYABLE TO THE ORDER OF FIRST COMMONWEALTH, IN THE ORIGINAL PRINCIPAL AMOUNT OF $493,337.00, EACH AS ASSIGNED FROM FIRST COMMONWEALTH TO MARINE MIDLAND BANK, N.A. (N/K/A HSBC BANK, USA), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF STRUCTURED ASSET SECURITIES TRUST I'S COLLATERALIZED MORTGAGE OBLIGATIONS SERIES 1992-M1 ("HSBC"), PURSUANT TO THOSE CERTAIN UNDATED ALLONGES , EACH AS ASSIGNED FROM HSBC TO GMAC COMMERCIAL MORTGAGE CORPORATION, A CALIFORNIA CORPORATION ("GMAC"), PURSUANT TO THAT CERTAIN ASSIGNMENT OF NOTE, MORTGAGE, AND OTHER LOAN DOCUMENTS DATED NOVEMBER 1, 2002, RECORDED IN THE OFFICIAL RECORDS IN BOOK 10789, PAGE 1296 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, AND PURSUANT TO THAT CERTAIN ASSIGNMENT OF NOTE, MORTGAGE, AND OTHER LOAN DOCUMENTS DATED NOVEMBER 1, 2002, RECORDED IN THE OFFICIAL RECORDS IN BOOK 10789, PAGE 1310 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA (COLLECTIVELY, THE "ASSIGNMENTS"), EACH AS CONSOLIDATED, AMENDED AND RESTATED PURSUANT TO THAT CERTAIN CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE (VARIABLE LOAN) DATED NOVEMBER 1, 2002, PAYABLE TO THE ORDER OF GMAC, IN THE ORIGINAL PRINCIPAL AMOUNT OF $25,704,900.00, AS ASSIGNED FROM GMAC TO FANNIE MAE, A CORPORATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA ("FANNIE MAE"), PURSUANT TO THAT CERTAIN UNDATED ALLONGE (COLLECTIVELY, THE "ORIGINAL NOTE"), AND THAT CERTAIN ADDITIONAL MORTGAGE NOTE OF EVEN DATE HEREWITH PAYABLE TO THE ORDER OF MORTGAGEE IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,917,227.25 (THE "ADDITIONAL MORTGAGE NOTE"), AND THE CONSOLIDATION OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE AND THE ADDITIONAL MORTGAGE NOTE WITHOUT ENLARGEMENT OF THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE THEREOF.

ALL DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES DUE IN CONNECTION WITH THE ORIGINAL NOTE WERE PAID IN FULL UPON THE RECORDING OF THAT CERTAIN FIRST MORTGAGE AND SECURITY AGREEMENT DATED OCTOBER 28, 1992, MADE BY MORTGAGOR FOR THE BENEFIT OF FIRST COMMONWEALTH AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 7445, PAGE 1667 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, AS ASSIGNED FROM FIRST COMMONWEALTH TO HSBC PURSUANT TO THAT CERTAIN ASSIGNMENT OF FIRST MORTGAGE DATED OCTOBER 28, 1992, AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 7487, PAGE 761 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, AND BY THAT CERTAIN SECOND MORTGAGE AND SECURITY AGREEMENT DATED OCTOBER 28, 1992, MADE BY MORTGAGOR FOR THE BENEFIT OF FIRST COMMONWEALTH AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 7445, PAGE 1751 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, AS ASSIGNED FROM FIRST COMMONWEALTH TO HSBC PURSUANT TO THAT CERTAIN ASSIGNMENT OF SECOND MORTGAGE DATED OCTOBER 28, 1992, AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 7487, PAGE 795 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, EACH AS ASSIGNED FROM HSBC TO GMAC PURSUANT TO THE ASSIGNMENTS, EACH AS CONSOLIDATED, AMENDED AND RESTATED PURSUANT TO THAT CERTAIN CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT DATED NOVEMBER 1, 2002, MADE BY MORTGAGOR FOR THE BENEFIT OF GMAC AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 10789, PAGE 1324 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, AS
ASSIGNED TO FANNIE MAE PURSUANT TO THAT CERTAIN ASSIGNMENT OF SECURITY INSTRUMENT (MULTIFAMILY MORTGAGE) DATED NOVEMBER 1, 2002, AND RECORDED IN THE OFFICIAL RECORDS IN BOOK 10842, PAGE 1980 OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA (COLLECTIVELY, THE "ORIGINAL MORTGAGE"). THE ORIGINAL MORTGAGE HAS BEEN ASSIGNED TO MORTGAGEE BY VIRTUE OF THAT CERTAIN ASSIGNMENT OF MORTGAGE OF EVEN DATE HEREWITH MADE BY FANNIE MAE IN FAVOR OF MORTGAGEE AND RECORDED IMMEDIATELY PRIOR TO THIS INSTRUMENT. ADDITIONAL DOCUMENTARY STAMPS IN THE AMOUNT OF
$55,710.30 AND INTANGIBLE TAX IN THE AMOUNT OF $31,834.45 ARE BEING PAID CONCURRENTLY WITH THE RECORDATION OF THIS INSTRUMENT.

                                               ALLSTATE LIFE INSURANCE COMPANY
                                                               LOAN NO. 122660

SECOND CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF
                          RENTS AND SECURITY AGREEMENT

      THIS SECOND CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Modification Agreement"), dated as of August 22, 2005 by and between SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership, with an address of c/o AIMCO Properties, L.P., Stanford Place Three, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80234, Attention: Patti K. Fielding, Executive Vice President (the "Mortgagor"), and ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation, with an address of Allstate Plaza Suite G5A, 3075 Sanders Road, Northbrook, Illinois 60062 (the "Mortgagee").

                             W I T N E S S E T H:

      WHEREAS, Mortgagor owns certain land described in Exhibit A attached hereto, and the improvements thereon (collectively, the "Property").

      WHEREAS, Mortgagor made that certain First Mortgage Note dated October 28, 1992, payable to the order of First Commonwealth Realty Credit Corporation, a Virginia corporation ("First Commonwealth"), in the original principal amount of Fifteen Million Nine Hundred Fifty-One Thousand Two Hundred Forty and No/100 Dollars ($15,951,240.00), and that certain Second Mortgage Note dated October 28, 1992, payable to the order of First Commonwealth, in the original principal amount of Four Hundred Ninety-Three Thousand Three Hundred Thirty-Seven and No/100 Dollars ($493,337.00), each as assigned from First Commonwealth to Marine Midland Bank, N.A. (n/k/a HSBC Bank, USA), a national banking association, as Trustee for the Registered Holders of Structured Asset Securities Trust I's Collateralized Mortgage Obligations Series 1992-M1 ("HSBC"), pursuant to those certain undated Allonges, each as assigned from HSBC to GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), pursuant to that certain Assignment of Note, Mortgage, and Other Loan Documents dated November 1, 2002, recorded in the Official Records in Book 10789, Page 1296 of the Public Records of Duval County, Florida, and pursuant to that certain Assignment of Note, Mortgage, and Other Loan Documents dated November 1, 2002, recorded in the Official Records in Book 10789, Page 1310 of the Public Records of Duval County, Florida (collectively, the "Assignments"), each as consolidated, amended and restated pursuant to that certain Consolidated, Amended and Restated Multifamily Note (Variable Loan) dated November 1, 2002, payable to the order of GMAC, in the original principal amount of Twenty-Five Million Seven Hundred Four Thousand Nine Hundred and No/100 Dollars ($25,704,900.00), as assigned from GMAC to Fannie Mae, a corporation organized under the laws of the United States of America ("Fannie Mae"), pursuant to that certain undated Allonge (such Notes, as consolidated, amended, modified, extended, restated, replaced or substituted are hereinafter collectively referred to as the "Fannie Mae Note"), and that certain Additional Mortgage Note of even date herewith, payable to the order of Mortgagee, in the original principal amount of Fifteen Million Nine Hundred Seventeen Thousand Two Hundred Twenty-Seven and 25/100 Dollars ($15,917,227.25) (the "Additional Mortgage Note").

      WHEREAS, the Fannie Mae Note is secured by that certain First Mortgage and Security Agreement dated October 28, 1992, made by Mortgagor for the benefit of First Commonwealth and recorded in the Official Records in Book 7445, Page 1667 of the Public Records of Duval County, Florida, as assigned from First Commonwealth to HSBC pursuant to that certain Assignment of First Mortgage dated October 28, 1992, and recorded in the Official Records in Book 7487, Page 761 of the Public Records of Duval County, Florida, and by that certain Second Mortgage and Security Agreement dated October 28, 1992, made by Mortgagor for the benefit of First Commonwealth and recorded in the Official Records in Book 7445, Page 1751 of the Public Records of Duval County, Florida, as assigned from First Commonwealth to HSBC pursuant to that certain Assignment of Second Mortgage dated October 28, 1992, and recorded in the Official Records in Book 7487, Page 795 of the Public Records of Duval County, Florida, each as assigned from HSBC to GMAC pursuant to the Assignments, each as consolidated, amended and restated pursuant to that certain Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement dated November 1, 2002, made by Mortgagor for the benefit of GMAC and recorded in the Official Records in Book 10789, Page 1324 of the Public Records of Duval County, Florida, as assigned to Fannie Mae pursuant to that certain Assignment of Security Instrument (Multifamily Mortgage) dated November 1, 2002, and recorded in the Official Records in Book 10842, Page 1980 of the Public Records of Duval County, Florida, as assigned to Holder pursuant to that certain Assignment of Mortgage of even date herewith (such Mortgages, as consolidated, amended, modified, or restated are hereinafter collectively referred to as the "Fannie Mae Mortgage").

      WHEREAS, the Fannie Mae Note, the Fannie Mae Mortgage and certain other documents or instruments further evidencing or securing the indebtedness evidenced by the Fannie Mae Note have been sold and assigned to the Mortgagee by that certain Assignment and Estoppel Certificate of even date herewith.

      WHEREAS, the assignment of the Fannie Mae Mortgage from Fannie Mae to Mortgagee has been evidenced of record by that certain Assignment of Mortgage executed by Fannie Mae and recorded among the Public Records of Duval County, Florida prior to the recordation of this Modification Agreement.

      WHEREAS, Mortgagee and Mortgagor have modified, restated and consolidated the terms and conditions of the Fannie Mae Note and the Additional Mortgage Note pursuant to that certain Modification, Restatement and Consolidation of Notes of even date herewith, payable to the order of Allstate Life Insurance Company, in the original principal amount of Forty Million and No/100 Dollars ($40,000,000.00) (collectively, the "Note").

      WHEREAS, Mortgagee and Mortgagor desire to modify and restate the terms, covenants and conditions of the Fannie Mae Mortgage.

      NOW THEREFORE,  in consideration of the foregoing,  and for other good and
valuable   consideration,   receipt   and   sufficiency   of  which  are  hereby
acknowledged, the parties hereto hereby covenant and agree as follows:

      A. Incorporation of Recitals. The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully set forth herein.

      B. Modification and Restatement of the Fannie Mae Mortgage. The Fannie Mae Mortgage is hereby modified and restated in its entirety to read as follows:

      ************************************************************************

                                               ALLSTATE LIFE INSURANCE COMPANY
                                                               LOAN NO. 122660

                         MORTGAGE, ASSIGNMENT OF LEASES,
                     RENTS AND CONTRACTS, SECURITY AGREEMENT
                                       AND
                                 FIXTURE FILING
                                     BETWEEN
           SHELTER PROPERTIES IV LIMITED PARTNERSHIP, AS MORTGAGOR,

                                       AND

                ALLSTATE LIFE INSURANCE COMPANY, AS MORTGAGEE

                             DATED: AUGUST 22, 2005

                           LOAN AMOUNT: $40,000,000.00

                                PROPERTY ADDRESS:

                             VILLAGES OF BAYMEADOWS

                           7915 BAYMEADOWS CIRCLE EAST

                    JACKSONVILLE, DUVAL COUNTY, FLORIDA 32256

                                TABLE OF CONTENTS
                                                                            Page



ARTICLE I. - COVENANTS OF MORTGAGOR..........................................5
    1.01. Performance of Obligations Secured.................................5
    1.02. Insurance..........................................................5
    1.03. Condemnation.......................................................7
    1.04. Damage to Property.................................................8
    1.05. Escrow Fund for Condemnation and Insurance Proceeds...............10
    1.06. Taxes, Liens and Other Items......................................11
    1.07. Assignment of Leases, Contracts, Rents and Profits................12
    1.08. Due on Sale or Encumbrance; Repairs and Replacements..............16
    1.09. Preservation and Maintenance of Property..........................17
    1.10. Use of Property...................................................17
    1.11. Alterations and Additions.........................................18
    1.12. Offset Certificates...............................................19
    1.13. Mortgagee's Costs and Expenses....................................19
    1.14. Protection of Security; Costs and Expenses........................19
    1.15. Mortgagor's Covenants Respecting Collateral and Granting Security
    Interest................................................................20
    1.16. Covenants Regarding Financial Statements..........................23
    1.17. Environmental Covenants...........................................24
    1.18. Further Assurances................................................25
    1.19. Mortgagor's Continued Existence...................................26
    1.20. Compliance with Laws..............................................26

ARTICLE II. - EVENTS OF DEFAULT.............................................26
    2.01. Monetary and Performance Defaults.................................27
    2.02. Bankruptcy, Insolvency, Dissolution...............................27
    2.03. Misrepresentation.................................................28
    2.04. Default Under Subordinate Loans...................................28
    2.05. Breach of Due on Sale or Encumbrance Provision....................28

ARTICLE III. - REMEDIES.....................................................28
    3.01. Acceleration......................................................28
    3.02. Entry; Appointment of a Receiver..................................28
    3.03. Foreclosure and Appointment of a Receiver.........................30
    3.04. Partial Foreclosure...............................................31
    3.05. Rescission of Notice of Default...................................31
    3.06. Mortgagee's Remedies Respecting Collateral........................31
    3.07. Proceeds of Sales.................................................31
    3.08. Condemnation and Insurance Proceeds...............................32
    3.09. Waiver of Marshalling,Rights of Redemption,Homestead and Valuation33
    3.10. Remedies Cumulative...............................................33
    3.11. Nonrecourse.......................................................34

ARTICLE IV. - MISCELLANEOUS.................................................35
    4.01. Severability......................................................35
    4.02. Certain Charges and Brokerage Fees................................36
    4.03. Notices...........................................................36
    4.04. Mortgagor Not Released; Certain Mortgagee Acts....................37
    4.05. Inspection........................................................38
    4.06. Release or Reconveyance or Cancellation...........................38
    4.07. Statute of Limitations............................................38
    4.08. Interpretation....................................................38
    4.09. Captions..........................................................38
    4.10. Consent...........................................................39
    4.11. Delegation to Subagents...........................................39
    4.12. Successors and Assigns............................................39
    4.13. Governing Law.....................................................39
    4.14. Waiver of Jury Trial..............................................39
    4.15. Changes in Taxation...............................................40
    4.16. Maximum Interest Rate.............................................40
    4.17. Time of Essence...................................................40
    4.18. Reproduction of Documents.........................................40
    4.19. No Oral Modifications.............................................40
    4.20. Future Advances...................................................41
    4.21. Maturity Date.....................................................41
    4.22. Prepayment........................................................41


Exhibit A...Property Description
Exhibit B...Furniture, Fixtures, Equipment and Inventory
Exhibit C...Fixture Filing

             MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


      THIS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS, SECURITY AGREEMENT AND FIXTURE FILING (herein "Mortgage") is made as of this 22nd day of August, 2005, from SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership, whose mailing address is c/o AIMCO Properties, L.P., Stanford Place Three, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80234, Attention: Patti K. Fielding, Executive Vice President (herein "Mortgagor"), in favor of ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation, whose mailing address is Allstate Plaza, Suite G5C, 3075 Sanders Road, Northbrook, Illinois, 60062 (herein "Mortgagee").


      Mortgagor, in consideration of the indebtedness herein recited and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably grants, bargains, sells, releases, remises, mortgages, confirms, conveys, transfers and assigns to Mortgagee, its successors and assigns, in fee simple, all of Mortgagor's estate, right, title and interest in, to and under that certain real property located in Duval County, Florida, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Land");


      TOGETHER with all of Mortgagor's now or hereafter acquired estate, right, title and interest in, to and under all buildings, structures, improvements and fixtures now existing or hereafter erected on the Land and all right, title and interest, if any, of Mortgagor in and to the streets and roads, opened or proposed, abutting the Land to the center lines thereof, and strips within or adjoining the Land, the air space and right to use said air space above the Land, all rights of ingress and egress on or within the Land, all easements, rights and appurtenances thereto or used in connection with the Land, including, without limitation, all lateral support, alley and drainage rights, all revenues, income, rents, cash or security deposits, advance rental deposits, and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject however to the rights and authorities given herein to Mortgagor to collect and apply such revenues, and other benefits), all interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, and water stock, all options to purchase or lease, all development or other rights relating to the Land or the operation thereof or used in connection therewith (including, without limitation, all concurrency rights, permits, prepaid utilities and impact fees of any nature, storm water drainage rights and reservations, sanitary sewer rights and reservations, potable water rights and reservations, allocations of traffic trips, use, rights and reservations, law enforcement, library, park and educational fees, uses, rights and reservations), including all Mortgagor's right, title and interest in all fixtures, attachments, partitions, machinery, equipment, building materials, appliances and goods of every nature whatever, whether now or hereafter located on, or attached to, the Land, all of which, including replacements and additions thereto, shall, to the fullest extent permitted by law and for the purposes of this Mortgage, be deemed to be real property and, whether affixed or annexed thereto or not, be deemed conclusively to be real property; and Mortgagor agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Mortgagee to confirm the legal operation and effect of this Mortgage on any of the foregoing. All of the foregoing property described in this Section (the "Improvements") together with the Land, shall be hereinafter referred to as the "Property".


      MORTGAGOR further grants to Mortgagee a security interest in all of Mortgagor's now existing or hereafter acquired right, title and interest in the following:


      (A)...All machinery, furnishings, equipment, goods, consumer goods, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, fans, alarm systems, communications and elevator fixtures) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements, including without limitation, chairs, desks, lamps, mirrors, bookcases, tables, couches, shelves, outdoor furniture, grills, cabinets, rugs, carpeting, floor coverings, draperies and drapery rods and brackets, curtains, shades, venetian blinds, screens, awnings, paintings, hangings, pictures, keys or other entry systems, cable t.v. equipment, intercom equipment, electric and electronic equipment, private telephone systems, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, fittings, plans, stoves, ranges, microwaves, dishwashers, garbage disposal units, refrigerators, washers and dryers, tools, lawn mowers, pool equipment, exercise equipment, machinery, water heaters, incinerators, machines, engines, boilers, dynamos, elevators, stokers, tanks, office supplies, other customary apartment equipment, and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Land and including, but not limited to, all furniture, fixtures, equipment and inventory more particularly described in Exhibit B attached hereto and incorporated herein by this reference, and all proceeds and products of the above;


      (B)...To the extent such general intangibles are assignable, all general intangibles relating to the Property or the design, development, operation, management and use of the Property, including, but not limited to, (i) all names under which or by which the Property may at any time be owned and operated or any variant thereof, and all goodwill in any way relating to the Property and all service marks and logotypes used in connection therewith, (ii) all permits, licenses, authorizations, variances, land use entitlements, approvals, consents, clearances, and rights obtained from governmental agencies issued or obtained in connection with the Property, (iii) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the construction, use, occupation or operation of the Property, (iv) all materials prepared for filing or filed with any governmental agency, and (v) all of the books and records of Mortgagor in any way relating to construction or operation of the Property;


      (C)...All shares of stock or partnership interest or other evidence of ownership of any part of the Property that is owned by Mortgagor in common with others, including all water stock relating to the Property, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property provided, however, that the foregoing shall not include any ownership interests in Mortgagor;


      (D)...All accounts, deposit accounts, letters of credit, tax and insurance escrows held pursuant to this Mortgage, accounts receivable, instruments, documents, documents of title, general intangibles, rights to payment of every kind, all of Mortgagor's rights, direct or indirect, under or pursuant to any and all construction, development, financing, guaranty, indemnity, maintenance, management, service, supply and warranty agreements, commitments, contracts, subcontracts, insurance policies, licenses and bonds now or anytime hereafter arising from construction on the Land or the use or enjoyment of the Property to the extent such are assignable;


      (E)...All condemnation proceeds (including payments in lieu thereof) and insurance proceeds related to the Property;


      TOGETHER with all additions to, substitutions for and the products of all of the above, and all proceeds therefrom, whether cash proceeds or noncash proceeds, received when any such property (or the proceeds thereof) is sold, used, exchanged, leased, licensed, or otherwise disposed of, whether voluntarily or involuntarily. Such proceeds shall include any of the foregoing specifically described property of Mortgagor acquired with cash proceeds. Together with, and without limiting the above items, all Goods, Accounts, Documents, Instruments, Money, Chattel Paper and General Intangibles arising from or used in connection with the Property, as those terms are defined in the Uniform Commercial Code from time to time in effect in the state in which the Property is located. (All of the foregoing including such products and proceeds thereof, are collectively referred to as "Collateral".) Mortgagor hereby grants Mortgagee a security interest in all of the Collateral that constitutes personal property.


      The personal property in which Mortgagee has a security interest includes goods which are or shall become fixtures on the Property. This Mortgage is intended to serve as a fixture filing pursuant to the terms of the applicable provisions of the Uniform Commercial Code of the state in which the Property is located and the provisions of Exhibit "C" are, for that purpose, incorporated herein. This filing is to be recorded in the real estate records of the appropriate city, town or county in which the Property is located. In that regard, the following information is provided:

      Name of Debtor:         Shelter Properties IV Limited Partnership

      Address of Debtor:      See Section 4.03 hereof

      Name of Secured Party:  Allstate Life Insurance Company, an Illinois
                              insurance corporation

      Address of Secured Party:     See Section 4.03 hereof.


      Mortgagor hereby represents, warrants and agrees that at the time of execution of this Mortgage and so long as any payments or performance obligation of the Mortgage, Note or the Related Agreements shall remain outstanding, (i) there is not and will not be any financing statement other than those granting a security interest in favor of Mortgagee covering the Collateral, the Property, or any part thereof, on file in any public office, including, without limitation, the office of the Secretary of State of the State of Florida or the clerks office in any county in which the Property or Collateral are located;
(ii) that none of the Collateral is in the possession of anyone other than Mortgagor; and (iii) that all of the Collateral has been in continuous, exclusive possession of Mortgagor.


      TO HAVE AND TO HOLD the Property and Collateral and all parts, rights, members, tenements, hereditaments, rents, issues, profits, reversions, remainders and appurtenances thereof and thereto, and all claims estates, rights, title interests, claims and demands whatsoever, whether in law or in equity, to the use, benefit and behalf of Mortgagee, its successors and assigns in fee simple forever, and Mortgagor covenants that Mortgagor is lawfully seized and possessed of the Property in fee simple and has good right to convey the same, that the same are unencumbered excepting taxes accruing for 2005 and subsequent years and those certain exceptions appearing on Mortgagee's Title Insurance Policy given in connection herewith and specifically approved by Mortgagee, and that Mortgagor will warrant and defend the title thereto against the claims of all persons whomsoever, except as hereinafter expressly provided.


      PROVIDED ALWAYS that if Mortgagor shall pay unto Mortgagee all sums required under the terms of the Note (as hereinafter defined), and shall comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note and the Related Agreements (as hereinafter defined) and this Mortgage, then in such event this Mortgage and the estate hereby created shall cease and be null and void.


      This Mortgage is made for the purpose of securing in such order of priority as Mortgagee may elect the following:


      (A) The repayment of the indebtedness evidenced by that certain Modification, Restatement and Consolidation of Notes (the "Note") of even date herewith with a maturity date of September 5, 2012 executed by Mortgagor and payable to the order of Mortgagee, in the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) with interest thereon, as provided therein and all late charges, loan fees, commitment fees, Prepayment Premiums (as described in the Note), and all extensions, renewals, modifications, amendments and replacements thereof;


      (B) The payment of all other sums which may be advanced by or otherwise be due to Mortgagee under any provision of this Mortgage or under any other instrument or document referred to in clause (C) below or otherwise, with interest thereon at the rate provided herein or therein;


      (C) The performance of each and every covenant and agreement of Mortgagor contained (i) herein, in the Note, or in any note evidencing a Future Advance (as hereinafter defined), and (ii) in the obligations of Mortgagor upon any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, environmental indemnity agreements (the foregoing shall not include the Commitment Letter between Mortgagor and Mortgagee), assignments (both present and collateral) and all instruments of indebtedness or security now or hereafter executed by Mortgagor in connection with any indebtedness referred to in clauses (A), (B) or (F) of this Section or for the purpose of supplementing or amending this Mortgage or any instrument secured hereby (all of the foregoing in this clause (C), as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as "Related Agreements"), and all costs and expenses, including reasonable attorneys' and paralegals' fees with respect to all such documents, including, without limitation, the negotiation and drafting of any loan settlement or workout agreement;


      (D) All costs, expenses, losses, damages and other charges sustained or incurred by Mortgagee because of: (i) Mortgagor's default in payment or performance, as the case may be, of any provision contained in this Mortgage or in any Related Agreement; (ii) defense of actions instituted by Mortgagor or a third party against Mortgagee arising out of or directly related to the loan evidenced by the Note (the "Loan"), or in the realizing upon, protecting, perfecting or defending the Property or the Collateral; or (iii) actions brought or defended by Mortgagee in enforcing Mortgagee's security interest in the Property or the Collateral. All of these costs and expenses include reasonable attorneys' fees and paralegals' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defensive actions instituted by a third party against mortgagee, or enforcement or any judgment based upon the Note, this Mortgage, or any of the Related Agreements, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment;


      (E) All reasonable costs, expenses, and amounts arising under or pursuant to any indemnity contained within the Note, this Mortgage, or in any of the Related Agreements, or in any separate agreement executed by Mortgagor in favor of Mortgagee; and


      (F) The repayment of any other loans or advances, with interest thereon, hereafter made to Mortgagor (or any successor in interest to Mortgagor as the owner of the Property or any part thereof) by Mortgagee when the promissory note evidencing the loan or advance specifically states that said note is secured by this Mortgage, together with all extensions, renewals, modifications, amendments and replacements thereof (herein and in the Related Agreements "Future Advance").




                                   ARTICLE I.
                             COVENANTS OF MORTGAGOR


     To protect the security of this Mortgage, and as additional consideration to Mortgagee, Mortgagor covenants, warrants and agrees as follows:

1.01. Performance of Obligations Secured. Mortgagor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, the principal of and interest on any Future Advance, any Prepayment Premium and late charges provided for in the Note or in any note evidencing a Future Advance, and shall further perform fully and in a timely manner all other obligations of Mortgagor contained herein or in the Note or in any note evidencing a Future Advance or in any of the Related Agreements.

1.02. Insurance. For all times during the period there remains any indebtedness under the Note, or any and all other indebtedness (including without limitation Future Advances) secured by this Mortgage, Mortgagor shall keep the Property insured against all risks or hazards as Mortgagee may require. Such insurance shall be in policy form, amount and coverage satisfactory to Mortgagee, including, but not limited to:

(A) Fire and extended coverage on an "all risk" replacement cost basis, in an amount equal to the insurable value of the Improvements, without coinsurance or deducting for depreciation, containing a waiver of subrogation clause and a deductible amount acceptable to Mortgagee;

(B) General public liability insurance, in such form, amount and deductible satisfactory to Mortgagee, and naming Mortgagee c/o Mortgagee's servicing agent, if any, as additional insured covering Mortgagee's interest in the Property;

(C) Business interruption or rent loss insurance endorsement in an amount at least equal to one hundred percent (100%) of the sum of: annual debt service on the Note, the annual debt service on any other financing permitted by Mortgagee, ground rents, if any, and operating expenses, (without contribution from Mortgagor for a period of twelve (12) months) including, without limitation, real estate taxes and assessments and insurance, for the Property;

(D) Flood insurance (whether or not available through the National Flood Insurance Program) sufficient to cover any damage which may be anticipated in the event of flood unless Mortgagor has provided Mortgagee evidence satisfactory to Mortgagee that no portion of the Property is located within the boundaries of the 100-year flood plain (Flood Zone A);

(E)   [INTENTIONALLY OMITTED];

(F) Boiler and machinery insurance when risks covered thereby are present and Mortgagee requires such insurance;

(G)   Earthquake insurance if Mortgagee requires such insurance;

(H)   Windstorm insurance; and

(I)   Hurricane insurance.

The insurance coverages described in SubSections (A), (C), (D), (F), (G), (H) and (I) above shall name Mortgagee c/o Mortgagee's servicing agent, if any, under a standard noncontributory mortgagee loss payable clause (and naming Mortgagee as loss payee for rent loss coverage) or otherwise directly insure Mortgagee's interest in the Property. All losses under any of the foregoing insurance shall be payable to Mortgagee in the manner provided in Sections 1.04 and 1.05 hereof. All policies of insurance required under this Section 1.02 shall be with a company or companies with a policy rating of A and financial rating of at least Class X in the most current edition of Best's Key Rating Guide and authorized to do business in the state in which the Property is located. All policies of insurance shall provide that they will not be canceled or modified without thirty (30) days' prior written notice to Mortgagee. True copies of the above mentioned insurance policies or evidence of such insurance (in the form of Acord Form 28) satisfactory to Mortgagee shall be delivered to and held by Mortgagee. True copies of all renewal and replacement policies or evidences of such insurance forms (Acord Form 28) thereof shall be delivered to Mortgagee at least thirty (30) days before the expiration of the expiring policies. If any renewal or replacement policy is not obtained as required herein, Mortgagee is authorized to obtain the same in Mortgagor's name and at Mortgagor's expense. Mortgagee shall not by the fact of failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

1.03. Condemnation.

(A) Immediately upon obtaining knowledge of the commencement or threat of any action in connection with (i) any condemnation, (ii) any other taking of the Property or any part thereof by any public authority or private entity having the power of eminent domain, or (iii) any conveyance in lieu of such condemnation or taking of the Property or any part thereof ("Condemnation"), Mortgagor shall notify Mortgagee in writing but in no event later than ten (10) days after Mortgagor obtains knowledge of the commencement of or threat or likelihood of a Condemnation. Mortgagee shall have the right, but not the obligation, to participate in any proceedings relating to any Condemnation and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of any claims arising from the Condemnation and no such settlement, adjustment or compromise shall be final or binding upon Mortgagee without Mortgagee's prior consent.

(B) If all or part of the Property is taken by Condemnation and Mortgagee in its reasonable judgment determines that the remainder of the Property, if any, cannot be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then all proceeds of the Condemnation ("Condemnation Proceeds") shall be paid over to Mortgagee and shall be applied first toward reimbursement of the costs and expenses (including reasonable attorneys' and paralegals' fees) of Mortgagee, if any, in connection with the recovery of such Condemnation Proceeds, and then, in the sole and absolute discretion of Mortgagee and without regard to the adequacy of its security under this Mortgage, shall be applied against all amounts due herein or under the Note and any remaining Condemnation Proceeds shall be released to Mortgagor. Provided there is no Event of Default hereunder, full or partial prepayment of the Note under this
      Section 1.03(B) shall not be subject to the Prepayment Premium; however, such partial prepayment shall not entitle Mortgagor to prepay the portion of the Note remaining unpaid after application of the Condemnation Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein.

(C) If less than all of the Property is taken by Condemnation and Mortgagee in its reasonable judgment determines that the remainder of the Property can be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then Mortgagor shall diligently restore the Property to a condition and use as close as possible to its condition immediately prior to the Condemnation and all Condemnation Proceeds shall be made available to Mortgagor for such restoration. If the estimated cost of restoration, as reasonably determined by Mortgagee, is equal to or less than One Hundred Thousand and 00/100 Dollars ($100,000), all Condemnation Proceeds shall be released directly to Mortgagor for restoration of the Property. If the estimated cost of restoration exceeds One Hundred Thousand and 00/100 Dollars ($100,000), all
      Condemnation Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below. Mortgagee shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Mortgagee, at Mortgagor's expense, to estimate the cost to restore the remaining portion of the Property. If the amount of the Condemnation Proceeds is not sufficient to restore the Property based on the opinion of an independent contractor or engineer, subject to revision as restorations are made, Mortgagor shall be obligated to pay the difference toward the restoration of the Property, prior to the disbursement of any Condemnation Proceeds to, or for the account of, Mortgagor.

(D) If an Event of Default exists at any time from the time of a Condemnation through the completion of restoration and payment of any Condemnation Proceeds, the use of the Condemnation Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then, the Condemnation Proceeds shall be held by Mortgagee or in the Escrow Fund (as defined below), as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Condemnation Proceeds to the indebtedness secured hereby shall not cure or waive any Event of Default hereunder, or invalidate any act done pursuant to any notice thereof.

1.04. Damage to Property.

(A) Promptly upon obtaining knowledge of any damage to the Property or any part thereof with an estimated cost of restoration in excess of Fifty Thousand and 00/100 Dollars ($50,000), but in no event later than five
      (5) days after Mortgagor obtains such knowledge, Mortgagor shall notify Mortgagee of such damage in writing. Mortgagor shall diligently restore the Property to the same condition that existed immediately prior to the damage whether or not insurance proceeds are sufficient for such restoration. All proceeds of any insurance on the Property ("Insurance Proceeds") received by Mortgagor shall be applied to such restoration. Mortgagee shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Mortgagee, at Mortgagor's expense, to estimate the cost to restore the Property to its original condition, which opinion may be revised as restorations are made. If the amount of the Insurance Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion, subject to revision as restorations are made, Mortgagor shall be obligated to pay the difference toward the restoration of the Property, prior to the application of any Insurance Proceeds to such restoration as provided herein.

(B) If the estimated cost of restoration is equal to or less than Two Hundred Thousand and 00/100 Dollars ($200,000), Mortgagor shall promptly settle and adjust any claims under the insurance policies which insure against such risks and, upon receipt of the Insurance Proceeds, Mortgagee shall deliver such to Mortgagor for use in restoration of the Property.

(C) If the estimated cost of restoration is greater than Two Hundred Thousand and 00/100 Dollars ($200,000), Mortgagee shall have the right, but not the obligation, to participate in the settlement of the insurance claims and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of such insurance claims and no such settlement, adjustment, or compromise shall be final or binding upon Mortgagee without its prior consent. Upon settlement of insurance claims, and if Mortgagor can demonstrate to the reasonable satisfaction of Mortgagee that the ratio of Net Operating Income, as defined below, to annual debt service due under the Note and any other notes secured by the Property ("Debt Coverage Ratio") has been at least one hundred and five percent (105%) for the twelve (12) months immediately preceding reconstruction of the Property, the Insurance Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below.


            As used in this Mortgage, "Net Operating Income" shall mean: (i) all gross operating revenues anticipated to be received during the following twelve-month period based on leases in effect as of the date of calculation and only for such time as those leases are contracted to remain in effect without expiration by their terms or optional termination by the tenant (unless the tenant has waived its termination rights in writing or the term of the lease has been extended in writing), including without limitation all amounts to be received from tenants as payment of operating expenses but not including refundable deposits, lease termination payments, excess tenant improvement and leasing commission payments included as additional rent, principal or interest payments received by Mortgagor on loans to tenants, and fees and reimbursements for work performed for tenants by Mortgagor, less: (ii) all amounts, calculated on a pro forma basis, for the operation or maintenance of the Property for the following twelve-month period, including ground rents, the cost of property management (which shall be no less than five percent [5%] of gross revenues), maintenance, cleaning, security, landscaping, parking maintenance and utilities, and other costs and expenses approved in writing by Mortgagee and amounts reasonably estimated by Mortgagee for the payment of real estate taxes and assessments and other taxes related to the operation of the Property, insurance premiums, necessary repairs and future replacements of equipment; payments under the Note shall not be included in Net Operating Income. Notwithstanding the foregoing, if any of the Related Agreements require a historical calculation of Net Operating Income, it shall be calculated on a cash basis for the previous twelve-month period as of the date of such calculation.

(D) If in the reasonable judgment of Mortgagee the conditions of Section 1.04(C) cannot be satisfied, then at any time from and after the occurrence of the damage, upon written notice to Mortgagor, Mortgagee may declare the entire balance of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Mortgage, without any Prepayment Premium (provided no Event of Default exists hereunder), to be immediately due and payable, and all Insurance Proceeds shall be applied by Mortgagee first to the reimbursement of any costs or expenses incurred by Mortgagee in connection with the damage or the determination to be made hereunder, and then to the payment of the indebtedness secured by this Mortgage in such order as Mortgagee may determine in its sole discretion.

(E) Notwithstanding any provision hereto to the contrary, if an Event of Default exists at any time from the time of damage through the completion of restoration and the final release of any Insurance Proceeds to Mortgagor, the use of the Insurance Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then the Insurance Proceeds shall be held by Mortgagee or in the Escrow Fund, as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Insurance Proceeds to the indebtedness secured hereby shall not cure or waive any Event of Default hereunder or invalidate any act done pursuant to any notice thereof.

1.05. Escrow Fund for Condemnation and Insurance Proceeds.

(A) In the circumstances indicated above in SubSections 1.03(C) and 1.04(C), all Condemnation Proceeds and Insurance Proceeds ("Proceeds") shall be deposited in an interest bearing escrow fund ("Escrow Fund"). The escrow agent and the form of the escrow agreement shall be satisfactory to Mortgagee and Mortgagor. The costs and fees of such escrow agent shall be paid by Mortgagor. If the amount of the Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion obtained by Mortgagee at Mortgagor's expense, subject to revision as restorations are made, Mortgagor shall be obligated to deposit in the Escrow Fund the difference between the contractor's or engineer's estimate and the amount of the Proceeds or deliver to the escrow agent an irrevocable, unconditional letter of credit issued in the amount of such difference in a form and by a financial institution acceptable to Mortgagee or other cash equivalent acceptable to Mortgagee. Mortgagor's funds, if necessary, and the
      Proceeds shall be deposited into the Escrow Fund and shall not be released by the escrow agent unless used to restore the Property to its original condition and unless a disbursement agent satisfactory to Mortgagee and Mortgagor approves such disbursements from time to time. In the event that Mortgagor contributes funds to the Escrow Fund, the Proceeds in the Escrow Fund shall be used to restore the Property prior to disbursement of funds which Mortgagor has contributed to the Escrow Fund. The escrow agreement shall provide that the escrow agent shall only disburse funds to Mortgagor so long as the restoration work is being diligently performed by Mortgagor and only after (i) Mortgagor has delivered to Mortgagee and Mortgagee has approved the plans and specifications for the restoration of the Property; (ii) Mortgagor has executed a contract acceptable to Mortgagee with a general contractor acceptable to Mortgagee for the restoration of the Property; (iii) the general contractor has submitted lien waivers and/or releases, executed by the general contractor and all subcontractors which may be partial to the extent of partial payments and which, in the case of releases, may be contingent upon payment if the escrow agent makes payment directly to such contractor or subcontractor; (iv) Mortgagor has furnished Mortgagee with an endorsement to its title policy showing no additional exceptions; and (v) Mortgagor has deposited its funds in the Escrow Funds as provided in this paragraph and has submitted such other documents and information as may be requested by Mortgagee to determine that the work to be paid for has been performed in accordance with the plans and specifications approved by Mortgagee. If any requisition for payment of work performed is for an amount which would result in the remaining balance of the Escrow Fund being insufficient to complete the remainder of the restoration, Mortgagor shall advance the requisite amount in cash to the Escrow Fund immediately upon written request from the disbursement agent or Mortgagee. Any failure by Mortgagor to satisfy any of the conditions to the disbursement of Proceeds set forth in this paragraph upon demand by Mortgagee shall constitute a Performance Default, as hereinafter defined.

(B) Any Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent shall be paid first, to Mortgagor to the extent of any funds of Mortgagor's contributed to the restoration pursuant to Section 1.05, provided there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default, and thereafter at Mortgagee's option, any remaining Proceeds may be applied to the prepayment of the Note without payment of any Prepayment Premium. Full or partial prepayment of the Note under the preceding sentences of this Section 1.05B shall not be subject to the Prepayment Premium; however, any such partial prepayment shall not entitle
      Mortgagor to prepay the portion of the Note remaining unpaid after application of the Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein. If an Event of Default exists, the use of the Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

1.06. Taxes, Liens and Other Items.

(A) Mortgagor shall pay any and all taxes, bonds, assessments, fees, liens, charges, fines, and any accrued interest or penalty thereon, and any and all other items which are attributable to or affect the Property (collectively, "Impositions") by making payment prior to delinquency directly to the payee thereof and promptly furnish copies of paid receipts for these to Mortgagee. Mortgagor shall promptly discharge or bond any lien or encumbrance on the Property whether or not said lien or encumbrance has or may attain priority over this Mortgage. Subject to title exceptions permitted by Mortgagee, this Mortgage shall be the sole encumbrance on the Property and, if with the consent of Mortgagee it is not the sole encumbrance, then it shall be prior to any and all other liens or encumbrances on the Property other than such permitted exceptions. Mortgagor may in good faith and with due diligence protest the payment of any Imposition which it believes unwarranted or excessive and may defer payment of such Imposition pending conclusion of such contest if legally permitted to do so, provided that the priority of this Mortgage and Mortgagee's security is not adversely affected and that Mortgagor shall have furnished Mortgagee or the taxing authority such security as may be required.

(B) As further security for the payment of the Note and the payment of real estate taxes, regular or special assessments and insurance premiums, Mortgagor shall be required to deposit one twelfth (1/12) of the annual amounts of such items as estimated by Mortgagee, with each monthly payment on the Note, so that Mortgagee will hold a sufficient amount to pay all such charges not less than thirty (30) days prior to the date on which such items become due and payable. Upon receipt of written request, Mortgagor shall furnish such evidence as is reasonable to Mortgagee to allow it to estimate such amounts, including paid receipts or annual insurance premium statements, assessment notices and tax receipts. All funds so deposited shall, until applied to the payment of the aforesaid items, as hereinafter provided, be held by Mortgagee without interest (except to the extent required under applicable law) and may be commingled with other funds of Mortgagee. All funds so deposited shall be applied to the payment of the aforesaid items only upon the satisfaction of the following conditions: (i) No Event of Default shall have occurred; (ii) Mortgagee shall have sufficient funds to pay the full amounts of such items (which funds may include amounts paid solely for such purpose by Mortgagor in addition to the escrowed funds); and (iii) Mortgagor shall have furnished Mortgagee with prior written notification that such items are due and with the bills and invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before policies of insurance lapse, as the case may be, and shall have deposited any additional funds as Mortgagee may determine as necessary to pay such items.

(C) Mortgagee expressly disclaims any obligation to pay the aforesaid items unless and until Mortgagor complies with all of the provisions set forth in SubSections 1.06(A) and (B). Mortgagor hereby pledges and grants a security interest in any and all monies now or hereafter deposited pursuant to SubSection 1.06(B) as additional security for the Note and Related Agreements. If any Event of Default shall have occurred and be continuing, or if the Note shall be accelerated as herein provided, all funds so deposited may, at Mortgagee's option, be applied as determined solely by Mortgagee or to cure said Event of Default or as provided in this Section 1.06. In no event shall Mortgagor claim any credit against the principal and interest due hereunder for any payment or deposit for any of the aforesaid items.

1.07. Assignment of Leases, Contracts, Rents and Profits.

(A) Mortgagor hereby absolutely, presently and unconditionally grants, assigns, transfers, conveys and sets over to Mortgagee, subject to all of the terms, covenants and conditions set forth herein, all of Mortgagor's right, title and interest in and to the following whether arising under the Leases (as hereinafter defined), by statute, at law, in equity, or in any other way:

(1) All of the leases of the Property which are in effect on the date hereof and entered into or in effect from time to time after the date hereof, including, without limitation, all amendments, extensions, replacements, modifications and renewals thereof and all subleases, concession agreements and all other agreements affecting the same (the "Leases") and all guaranties thereunder;

(2)   All of the rents,  income,  profits,  license  fees,  revenue,  security deposits, judgments, Condemnation Proceeds, Insurance Proceeds, unearned insurance premiums, all termination and/or cancellation payments received by Mortgagor in connection with any Lease, proceeds from the surrender, sale or other disposition of any Lease, any other fees or sums payable to Mortgagor or any other person as landlord and any award or payment in connection with any enforcement action of any Lease, including, without limitation, any award to Mortgagor made hereafter in any court involving any of the tenants under the Leases in any bankruptcy, insolvency, receivership or reorganization proceeding in any state or federal court, and Mortgagor's right to appear in any action and/or to collect any such award or payment, and all payments by any tenant in lieu of rent (collectively, "Rents and Profits"); and

(3) All contracts, agreements, management, operating and maintenance agreements, warranties, licenses, permits, guaranties and sales contracts relating to the Property and the Collateral entered into by, or inuring to the benefit of, Mortgagor (the "Contracts").

(B) Notwithstanding the provisions of Subsection 1.07(A), so long as no Event of Default has occurred and is continuing, and, subject to Subsection 1.07(F) and Article III, Mortgagor shall have a license to manage the Property; to collect, receive and use all Rents and Profits in accordance with the terms of the Leases; to let the Property and to take all actions which a reasonable and prudent landlord would take in enforcing the provisions of the Leases and Contracts; provided, however, that all amounts so collected shall be applied toward operating expenses, real estate taxes and insurance relating to the Property, capital repair items necessary to the operation of the Property, and the payment of sums due and owing under the Note, and this Mortgage prior to any other expenditure or distribution by Mortgagor. From and after the occurrence of an Event of Default (whether or not Mortgagee shall have exercised Mortgagee's option to declare the Note immediately due and payable), such license shall be automatically revoked without any action required by Mortgagee. Any amounts received by Mortgagor or its agents in the performance of any acts prohibited by the terms of this Mortgage, including, but not limited to, any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Mortgage and any amounts received by Mortgagor as rents, income, issues or profits from the Property from and after the occurrence of an Event of Default under this Mortgage, the Note, or any of the other Related Agreements, shall be held by Mortgagor as trustee for Mortgagee and all such amounts shall be accounted for to Mortgagee and shall not be commingled with other funds of Mortgagor. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Mortgagee as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith.

(C) Upon the occurrence of an Event of Default, Mortgagee shall have the right but not the obligation to perform as landlord under the Leases and as a party under the Contracts. The assignment of Rents and
      Profits set forth herein constitutes an irrevocable direction and authorization to all tenants under the Leases to pay all Rents and Profits to Mortgagee upon demand and without further consent or other action by Mortgagor. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney, at the option of Mortgagee at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Mortgagor or in the name of Mortgagee, for all such Rents and Profits and apply the same to the indebtedness secured by this Mortgage. Upon the occurrence of an Event of Default, Mortgagee (not as an election of remedies, but as one of Mortgagees nonexclusive remedies upon an Event of Default) may apply for a court order requiring Mortgagor to deposit all rents and profits in the court registry and to have such rents and profits applied as provided in and pursuant to Section 697.07, Florida Statutes. Mortgagor hereby irrevocably consents to the entry of such an order without notice upon the sworn ex parte motion of Mortgagee that an Event of Default has occurred hereunder.

(D) Neither the foregoing assignment of Rents and Profits, Leases and Contracts to Mortgagee nor the exercise by Mortgagee of any of its rights or remedies under Article III shall be deemed to make Mortgagee a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, unless Mortgagee, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Mortgagee or by agreement with Mortgagor, or the entering into possession of the
      Property by such receiver, be deemed to make Mortgagee a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property.

(E) In the event Mortgagee collects and receives any Rents and Profits under this Section 1.07 pursuant to any Monetary or Performance Default as defined in Section 2.01 hereof, such collection or receipt shall in no way constitute a curing of the Monetary or Performance Default.

(F)   Mortgagor  shall not,  without the prior  written  consent of Mortgagee,
      (i) enter into any lease, extend or renew any Lease (other than extensions or renewals in accordance with the terms of a lease approved by Mortgagee), or consent to or permit the assignment or subletting of any Leases (other than assignments or subleases in accordance with the terms of a lease approved by Mortgagee), or amend or terminate any Lease; (ii) create or permit any lien or encumbrance which, upon foreclosure, would be superior to any such Leases or in any other manner impair Mortgagee's rights and interest with respect to the Rents and Profits; (iii) pledge, transfer, mortgage or otherwise encumber or assign the Leases, the Contracts or the Rents and Profits; or (iv) collect rents more than thirty (30) days prior to their due date. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing hereunder, Mortgagor may enter into residential apartment Leases, extend or renew residential apartment Leases, and permit the assignment or sublease of Leases for terms of eighteen (18) months or less ("Residential Leases"), provided they are on rental rates, including rental concessions, at least equal to that charged for comparable properties within the Property's submarket area, have been negotiated at arm's length, and do not contain material modifications to the form of lease previously approved by Mortgagee. Mortgagor may also terminate Residential Leases due to tenant defaults and amend Residential Leases without Mortgagee's prior written consent if, in Mortgagor's prudent business judgment, such actions are necessary and do not impair the value of the Property. Mortgagee will not unreasonably withhold or delay its consent to any lease submitted to it for approval.

(G) Mortgagor shall promptly give notice to Mortgagee of any default under any of the Leases meeting the criteria of a lease for which Mortgagee's consent would have been required pursuant to paragraph 1.07(F) regardless of whether such leases were executed before or after the date of this Mortgage, together with a complete copy of any notices delivered to or by the tenant as a result of such default. Mortgagee shall have the right, but not the obligation, to cure any default of Mortgagor under any of the Leases and all amounts disbursed in connection with said cure shall be deemed to be indebtedness secured hereby.

(H) Mortgagor shall, immediately upon receipt thereof, deliver to Mortgagee, any and all termination and/or cancellation payments, or other consideration paid to Mortgagor to permit any tenant to terminate its lease ("Lease Termination Funds"). Any such Lease Termination Funds shall be held by Mortgagee, or Mortgagee's agent in a reserve account as additional collateral security for the Loan. Provided that no Event of Default shall have occurred and there is no event which with notice, the passage of time, or both, could become an Event of Default under the Mortgage or any documents relating thereto, such Lease Termination Funds shall be disbursed under guidelines satisfactory to Mortgagee to reimburse Mortgagor for the cost of tenant improvements and leasing commissions.

(I) Mortgagee shall have the right to approve any lease forms used by Mortgagor for lease of space in the Property.

(J)   Mortgagor hereby represents, warrants and agrees that:

(1) Mortgagor has the right, power and capacity to make this assignment and that no person, firm or corporation or other entity other than Mortgagor has or will have any right, title or interest in or to the Leases or the Rents and Profits.

(2) Mortgagor shall, at its sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases. Mortgagor shall enforce the performance of each obligation of the tenants under the Leases and will appear in and prosecute or defend any action connected with the Leases or the obligations of the tenants thereunder.

(K) Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment. Mortgagor shall and does hereby agree to indemnify Mortgagee for and to defend and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under the Leases or under or by reason of this assignment, and from any and all claims whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on Mortgagee's part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Mortgagee incur any liability, loss or damage under the Leases or under or by reason of this assignment, or in the defense of any of such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' and paralegals' fees actually incurred at all trial and appellate levels and whether suit be brought or not, shall be secured by this Mortgage; and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, and upon failure of Mortgagor to do so, Mortgagee may declare all sums so secured to be immediately due and payable.

(L) Mortgagee may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder.

(M) Nothing herein contained and no act done or omitted by Mortgagee pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Mortgagee of its other rights and remedies under the Note, the Related Agreements and this Mortgage, and this assignment is made and accepted without prejudice to any of the other rights and remedies possessed by Mortgagee under the terms thereof. The right of Mortgagee to collect said indebtedness and to enforce any other security therefor held by it may be exercised by Mortgagee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. It is the intent of both Mortgagor and Mortgagee that this assignment be supplementary to, and not in substitution or derogation of, any other provision contained in this Mortgage giving Mortgagee any interest in or rights with respect to the Leases or Rents and Profits.

(N) Neither this assignment nor pursuit of any remedy hereunder by Mortgagee shall cause or constitute a merger of the interests of the tenant and Mortgagor under any of the Leases such that any of the Leases hereby assigned are no longer valid and binding legal obligations of the parties executing the same.

(O) Mortgagor agrees, from time to time, to execute and deliver, upon demand, all assignments and any and all other writings as Mortgagee may reasonably deem necessary or desirable to carry out the purpose and intent hereof, or to enable Mortgagee to enforce any right or rights hereunder.

1.08. Due on Sale or Encumbrance; Repairs and Replacements. Neither Mortgagor nor any principal of Mortgagor shall, without the prior written consent of
      Mortgagee: (i) create, effect, consent to, suffer to exist, assume, incur, permit (voluntarily or involuntarily, by operation of law or otherwise) any direct or indirect conveyance, sale, assignment, transfer, grant, lien, pledge, mortgage, security interest or other encumbrance or disposition (each of the foregoing defined as "Transfer") of the Property or an interest therein; (ii) be divested of its title to the Property or any interest therein; (iii) enter into a contract to sell or grant any option to purchase that results in a transfer of possession or equitable title to the Property or any portion thereof prior to the payment of the
      Note in accordance with its terms; (iv) enter into any lease giving the tenant any option to purchase the Property or any portion thereof; (v) except as otherwise permitted by this Mortgage or the Related Agreements, permit or suffer any Transfer of any direct or indirect ownership interest in the Mortgagor or any indemnitor or guarantor under this Mortgage or any Related Agreement; (vi) except as otherwise permitted by this Mortgage or the Related Agreements, permit or suffer any Transfer of any ownership interest in any direct or indirect owner of a legal or beneficial interest in the Mortgagor (including, without limitation its partners, members, trustees, beneficiaries or shareholders); (vii) permit or suffer the merger, dissolution, liquidation, or consolidation of the Mortgagor or any of the direct or indirect owners of Mortgagor or the conversion of one type of legal entity into another type of legal entity; or (viii) file any notice or commence any procedure or action which, if completed, would result in the Property being converted to a condominium or cooperative form of ownership. Except as expressly consented to in writing by Mortgagee, Mortgagor shall not incur any additional indebtedness (secured or unsecured, direct or contingent) other than unsecured debt or trade payables incurred in the ordinary course of business in connection with the operation of the Property. Upon the occurrence of any of the prohibited actions specified herein, then Mortgagee shall have the right, at its option, to declare the indebtedness secured by this Mortgage immediately due and payable, irrespective of the maturity date specified in the Note.

     Notwithstanding the foregoing, Mortgagor's prior written consent shall not be required for a transfer of obsolete or worn out personalty, fixtures or equipment that is contemporaneously replaced by items of equal or better function, quality and value which are free of liens, encumbrances and security interests other than those created by this Mortgage or the Realted Agreements or expressly consented to by Mortgagor in writing.

1.09. Preservation and Maintenance of Property. Mortgagor shall hire competent and responsible property managers who shall be reasonably acceptable to Mortgagee. Mortgagor at its sole cost and expense shall keep the Property and every part thereof in good condition and repair, in such a fashion that the value and utilization of the Property will not be diminished and shall promptly and faithfully comply with and obey all laws, ordinances, rules, regulations, requirements and orders of every duly constituted governmental authority or agent having jurisdiction with respect to the Property. All repairs, replacements and renewals shall be at least equal in quality to the original Improvements. Mortgagor shall not permit or commit any waste, impairment, or deterioration of the Property, nor commit, suffer or permit any act upon or use of the Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted, or in violation of any covenants, conditions or restrictions affecting the Property or bring or keep any article in the Property or cause or permit any condition to exist thereon which would be prohibited by or invalidate the insurance coverage required to be maintained hereunder. Mortgagor shall promptly bond or discharge any construction liens against the Property.

1.10. Use of Property. Except as may have been previously agreed in writing by Mortgagee, Mortgagor shall continue to operate the Property for the purposes for which it was used on the date hereof and for no other purpose. Mortgagor shall not make or suffer any improper or offensive use of the Property or any part thereof and will not use or permit to be used any part of the Property for any dangerous, noxious, offensive or unlawful trade or business or for any purpose which will reduce the value of the Property in any respect or will cause the Property or any part thereof or interest therein to be subject to forfeiture. Mortgagor at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments relating or evidencing the same, in each case, to the extent compliance therewith is required of Mortgagor under the terms thereof. Mortgagor will not take any action which results in a forfeiture or termination of the rights afforded to Mortgagor under any such instruments and will not, without the prior written consent of Mortgagee, amend in any material respect any of such instruments. Mortgagor shall at all times comply with all laws affecting the Property and comply with any instruments of record at the time in force affecting the Property or any part thereof and shall procure, maintain and comply with all permits, licenses, and other authorizations required for any use of the Property or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements or any part thereof. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. In furtherance of the foregoing sentence, Mortgagor will not, by act or omission: (i) impair the integrity of the Property as a single zoning lot separate and apart from all other premises; or (ii) permit or suffer to permit the Property to be used by the public or any party in such manner as might make possible a claim of adverse usage or possession or any implied dedication or easement. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

1.11. Alterations and Additions. Mortgagor shall not cause, suffer or permit:

(A)   Alterations  and  Additions.   Mortgagor  shall  not  cause,  suffer  or
      permit: Any material alterations of the Property except (i) as required by any law, statute, ordinance, order, rule, regulation, decree or other requirement of the United States, the applicable state or county in which the Property is located or any political subdivision of any of the foregoing, or any agency, department, commission, board, court, bureau or instrumentality of any of them ("Governmental Authority") or by any condition of any approval, consent, registration, franchise, permit, license, variance, certificate of occupancy or other authorization with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Property and the actual and contemplated uses thereof, or (ii) as permitted or required to be made by the terms of any Leases approved by Mortgagee (with respect to work in any space demised thereunder);

(B)   Any demolition or removal of any portion of the Property;

(C)   Any change which would increase the risk of fire or other hazard;

(D)   Any zoning reclassification with respect to the Property; or

(E)   Any unlawful use of, or nuisance to exist upon, the Property.


      As used herein, the term "material alteration" shall mean any alteration, improvement or replacement (i) the cost of which (including any related alteration, improvement or replacement) shall exceed two percent (2%) of the principal amount of the indebtedness secured by this Mortgage (excluding tenant improvement work pursuant to Leases), or (ii) which materially and adversely affects the mechanical, electrical, heating, ventilating, air-conditioning or other building or operating systems of any of the Improvements, or materially affects the cost of operation or maintenance of any such building or operating systems, affects the structure or structural soundness of any of the improvements of the Property, or the exterior or appearance of the Property, or otherwise has a material adverse effect on the Property including the use and/or value thereof.

1.12. Offset Certificates. Mortgagor, within three (3) days upon request in person or within ten (10) days upon request by mail, shall furnish a written statement duly acknowledged and notarized, of all amounts due on any indebtedness secured hereby or secured by any of the Related Agreements, whether for principal or interest on the Note or otherwise, and stating whether any offsets or defenses exist against the indebtedness secured hereby and covering such other matters with respect to any such indebtedness as Mortgagee may reasonably require.

1.13. Mortgagee's Costs and Expenses. Mortgagor shall pay all costs, fees and expenses of Mortgagee, its agents and counsel, in connection with the performance of Mortgagee's obligations, duties, rights, options and permitted actions hereunder. Mortgagor will pay or reimburse Mortgagee upon demand for all reasonable attorney's and paralegals' fees actually incurred, costs and expenses, including those in connection with appellate proceedings, incurred by Mortgagee in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Mortgagee is a plaintiff or defendant, affecting the indebtedness secured hereby or the Property or Collateral, this Mortgage or the interest created herein, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by Mortgagee shall be secured by this Mortgage.

1.14. Protection of Security; Costs and Expenses.

(A) In addition to any other rights or remedies of Mortgagee hereunder, under any of the Related Agreements, or in law or in equity, upon the occurrence and during the continuance of an Event of Default (or prior thereto after notice to Mortgagor, when possible, if Mortgagor is not paying or performing the act itself and Mortgagee determines in its sole good faith judgment that the same is appropriate to preserve the Property or the lien of this Mortgage or any other collateral securing the indebtedness evidenced by the Note, either before or after acceleration of the indebtedness) Mortgagee may, but shall not be required to, make any payment or perform any act required to be performed by Mortgagor hereunder or under any of the Related Agreements in any form and manner deemed expedient to Mortgagee, including, without limitation, if applicable: (i) paying any Impositions which remain unpaid; (ii) procuring the release, discharge, compromise or settlement of any lien filed or otherwise asserted against the Property which has not been discharged by Mortgagor in accordance with the provisions of this Mortgage or any of the Related Agreements, and
      (iii) obtaining insurance policies where insurance coverage was required to be obtained hereunder and the required evidence that Mortgagor had obtained the same has not been delivered to Mortgagee as required hereunder. Nothing herein shall be construed to require Mortgagee to advance or expend monies for any purpose mentioned herein, or for any other purpose.

(B) Mortgagor and its property manager, if applicable, shall appear in and defend any action or proceeding purporting to affect the security of this Mortgage or any additional or other security for the obligations secured hereby, or the rights or powers of the Mortgagee, and shall pay all costs and expenses actually incurred, including, without limitation, cost of evidence of title and actual attorneys' fees, in any such action or proceeding in which Mortgagee may appear, and in any suit brought by Mortgagee to foreclose this Mortgage or to enforce or establish any other rights or remedies of Mortgagee hereunder or under any other security for the obligations secured hereby. If Mortgagor fails to perform any of the covenants or agreements contained in this Mortgage, or if any action or proceeding is commenced which affects Mortgagee's interest in the Property or any part thereof, including, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Mortgagee may, but without obligation to do so and without notice to or demand upon Mortgagor, perform such covenant or agreement and compromise any encumbrance, charge or lien which in the judgment of Mortgagee appears to be prior or superior hereto. Mortgagor shall further pay all expenses of Mortgagee actually incurred (including reasonable and actual fees and disbursements of counsel) incident to the protection or enforcement of the rights of Mortgagee hereunder, and enforcement or collection of payment of the Note or any Future Advance whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Mortgagor, or otherwise.

(C)   Mortgagor  shall pay to Mortgagee,  immediately  upon written  notice from
      Mortgagee: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Mortgagee (exclusive of Mortgagee's income taxes) by reason of the making or recording of the Note, this Mortgage or any Related Agreement, and (ii) all intangible property taxes levied upon any holder of the Note or Mortgagee under this Mortgage or secured party under the Related Agreements.

     Any amounts disbursed by Mortgagee pursuant to this Section or Section 1.13, including, without limitation, reasonable attorneys' fees, whether or not the indebtedness as a result thereof shall exceed the face amount of the Note, shall be additional indebtedness of Mortgagor secured by this Mortgage and each of the Related Agreements as of the date of disbursement shall become immediately due and payable on demand and shall bear interest at the Default Rate set forth in the Note, from demand until paid. All such amounts shall be payable by Mortgagor immediately upon demand. Nothing contained in this Section shall be construed to require Mortgagee to incur any expense, make any appearance, or take any other action.

1.15. Mortgagor's   Covenants   Respecting   Collateral  and  Granting  Security
      Interest.

(A) This instrument also creates a security interest in the Collateral, the Contracts and in any sums held by Mortgagee, its servicing agent or any escrow agent appointed under the terms of this Mortgage, which security interest Mortgagor hereby grants in favor of Mortgagee under the Florida Uniform Commercial Code, and Mortgagee shall also have all the rights and remedies of a secured party under the Florida Uniform Commercial Code, and without limitation upon or in derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage pursuant to the common law or any other laws of the State of Florida or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the Florida Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the Mortgage, the Note, the Related Agreements, the common law or any other laws of the State of Florida or any other jurisdiction. The security interest granted by this Mortgage is for the purpose of securing all obligations of Mortgagor as set forth in this Mortgage, the Note and the Related Agreements. Mortgagor acknowledges that this Mortgage shall constitute a Security Agreement as that term is used under the laws of the State of Florida in favor of Mortgagee. To the extent a security interest cannot be granted or perfected under the applicable Uniform Commercial Code provisions in any personal property in which Mortgagor has any right, title or interest, Mortgagor hereby pledges to Mortgagee all of its right, title and interest in all such personal property including, but not limited to, deposit accounts, escrowed funds, cash and cash receipts, as the same shall relate to the Property or the Collateral or the conduct of business on the Property, now existing, hereafter acquired, wherever located and however held. Any person holding property in which Mortgagor has any interest shall be deemed to be holding such property in trust for Mortgagee.

(B) Mortgagor shall execute and deliver financing and continuation statements covering the Collateral from time to time and in such form as Mortgagee may require to perfect and continue the perfection of Mortgagee's security interest with respect to such property, and Mortgagor shall pay all reasonable costs and expenses of any record searches for financing statements which Mortgagee may require.

(C) Without the prior written consent of Mortgagee, Mortgagor shall not create or suffer to be created any other security interest in or lien or other encumbrance on any of the Collateral, including replacements and additions thereto.

(D) Without the prior written consent of Mortgagee or except in the ordinary course of business or except as otherwise permitted by this Mortgage or the Related Agreements, Mortgagor shall not sell, transfer or encumber any of the Collateral, or remove any of the Collateral from the Property unless Mortgagor shall promptly substitute and replace the property removed with similar property of at least equivalent value on which Mortgagee shall have a continuing security interest ranking at least equal in priority to Mortgagee's security interest in the property removed.

(E) Mortgagor shall (i) upon reasonable notice (unless an emergency or Event of Default exists) permit Mortgagee and its representatives to enter upon the Property to inspect the Collateral and Mortgagor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under procedures acceptable to Mortgagee, directly with Mortgagor's debtors or otherwise at Mortgagor's expense; (ii) promptly notify Mortgagee of any attachment or other legal process levied against any of the Collateral and any information received by Mortgagor relative to the Collateral, Mortgagor's debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Mortgagee in respect thereto;
      (iii) reimburse Mortgagee upon demand for any and all costs actually incurred, including, without limitation, reasonable and actual attorneys', paralegals' and accountants' fees, and other expenses incurred in collecting any sums payable by Mortgagor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (iv) notify Mortgagee of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including, without limitation, each office of Mortgagor at which records relating to the Collateral are kept; (v) provide, maintain and deliver to Mortgagee originals or certified copies of the policies of insurance and certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, form and by such companies as Mortgagee may require and with loss payable to Mortgagee, and in the event Mortgagee takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Mortgagee become the sole property of Mortgagee; and (vi) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof.

(F) Until Mortgagee exercises its right to collect proceeds of the Collateral pursuant hereto, Mortgagor will collect with diligence any and all proceeds of the Collateral. If an Event of Default exists, any proceeds received by Mortgagor shall be held in trust for Mortgagee, and Mortgagor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Mortgagee and shall deliver to Mortgagee such collections at such time as Mortgagee may request in the identical form received, properly endorsed or assigned when required to enable Mortgagee to complete collection thereof.

(G) Mortgagee shall have all of the rights and remedies granted to a secured party under the Uniform Commercial Code of the state in which the Collateral is located, as well as all other rights and remedies available at law or in equity. During the continuance of any Event of Default hereunder or under the Note, Mortgagee shall have the right to take possession of all or any part of the Collateral, to receive directly or through its agent(s) collections of proceeds of the
      Collateral (including notification of the persons obligated to make payments to Mortgagor in respect of the Collateral), to release persons liable on the Collateral and compromise disputes in connection therewith, to exercise all rights, powers and remedies which Mortgagor would have, but for the security agreement contained herein, to all of the Collateral and proceeds thereof, and to do all other acts and things and execute all documents in the name of Mortgagor or otherwise, deemed by Mortgagee as necessary, proper or convenient in connection with the preservation, perfection or enforcement of its rights hereunder; and

(H) After any Event of Default hereunder or under the Note, Mortgagor shall, at the request of Mortgagee, assemble and deliver the Collateral and books and records pertaining to the Property at a place designated by Mortgagee, and Mortgagee may, with reasonable notice to Mortgagor (unless an emergency exists, in which event notice shall not be required), enter onto the Property and take possession of the Collateral. It is agreed that public or private sales, for cash or on credit to a wholesaler or retailer or investor, or user of collateral of the types subject to the security agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. The proceeds of any sale of the Collateral shall be applied first to the expenses of Mortgagee actually incurred in retaking, holding, preparing for sale, or selling the Collateral or similar matters, including reasonable and actual attorneys' fees, and then, as Mortgagee shall solely determine.

(I) Mortgagor shall inform Mortgagee in writing of any change in its name, identity, ownership, change in the principal office of Mortgagor, any relocation including the relocation of any of the Collateral, within seven
      (7) days of such occurrence.

1.16. Covenants Regarding Financial Statements.

(A) Mortgagor shall keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice and principles applied on a consistent basis from year to year shall be made of all dealings or transactions with respect to the Property and the Collateral.

(B)   (1) Mortgagor shall deliver to Mortgagee:

(a) Within sixty (60) days after the last day of each fiscal year of Mortgagor during the term of the Note, unaudited annual financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the operation of the Property and Collateral, the financial condition of Mortgagor, Mortgagor's general partner(s), shareholder(s), member(s) and such principals of Mortgagor as Mortgagee may from time to time designate, for the previous fiscal year, all certified to Mortgagee to be complete, correct and accurate by the individual, managing general partner, manager or chief financial officer of the party whom the report concerns; and

(b) If available, within thirty (30) days after receipt by Mortgagor, original annual audit reports of an independent certified public accountant prepared in accordance with generally accepted accounting principles containing an unqualified opinion, including balance sheets, income statements and cash flow statements covering the operation of the Property and Collateral and the financial condition of Mortgagor, Mortgagor's general partner(s), shareholder(s), member(s) and such principals of Mortgagor as Mortgagee may from time to time designate, for the previous fiscal year;

(2) If, in Mortgagee's reasonable opinion, the loan to value ratio is then seventy-five percent (75%) or greater, Mortgagor shall also deliver, at Mortgagee's request from time to time (but no more often than once in each fiscal quarter of the Mortgagor during the term of the Note), unaudited financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the operation of the Property and Collateral and the financial condition of Mortgagor, Mortgagor's general partner(s), shareholder(s), member(s) and such principals of Mortgagor as Mortgagee may from time to time request, for the previous fiscal quarter, a portfolio analysis report covering the operation of all properties of which Mortgagor or any of Mortgagor's general partners, shareholder(s), member(s) or principals designated by Mortgagee is the owner or a general partner of the owner, setting out a cash flow statement (including debt service payments) for each such property, and a current rent roll of the Property, all certified to Mortgagee to be complete, correct and accurate by the individual, managing general partner or chief financial officer of the party whom the report concerns.

(3) All reports shall include, without limitation, balance sheets and statements of income and of partners' or shareholders' equity, if applicable, setting forth in each case in comparative form the figures for the previous fiscal quarter or year, as the case may be. The interim quarterly reports shall also include a breakdown of all categories of revenues and expenses, and any supporting schedules and data requested by Mortgagee. Each set of annual or quarterly financial reports or quarterly rent rolls delivered to Mortgagee pursuant to this Section 1.16 shall also be accompanied by a certificate of the chief financial officer or the managing general partner of Mortgagor, stating whether any condition or event exists or has existed during the period covered by the annual or quarterly reports which then constituted or now constitutes an Event of Default under the Note or this Mortgage, or which if continued or not cured would, after passage of time, constitute an Event of Default, and if any such condition or event then existed or now exists, specifying its nature and period of existence and what Mortgagor did or proposes to do with respect to such condition or event.

(C) In the event such statements are not in a form reasonably acceptable to Mortgagee and Mortgagor fails to correct any deficiency within sixty (60) days of being notified by Mortgagee, or Mortgagor fails to furnish such statements and reports, then Mortgagee shall have the immediate and absolute right to audit the respective books and records of the Property and Collateral and Mortgagor at the expense of Mortgagor.

1.17. Environmental Covenants. Mortgagor covenants:

(A) That no Hazardous Materials (as defined below) shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, in, on or under the Property other than Hazardous Materials in quantities and of types reasonably and customarily associated with multifamily housing and general office use which have been and are stored, used and disposed of in compliance with Hazardous Material Laws (as defined below) and the presence of which do not require compliance with any reporting requirements under any Hazardous Material Laws;

(B)   That no activity shall be undertaken on the Property which would cause:

(1) the Property to become a hazardous waste treatment, storage or disposal facility under any Hazardous Material Law,

(2) a release or threatened release of Hazardous Material from the Property in violation of any Hazardous Material Law, or

(3) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law and for which no such permit has been issued;

(C) That no activity shall be undertaken or permitted to be undertaken, by the Mortgagor on the Property which would result in a violation under any Hazardous Material Law;

(D) To obtain and deliver to Mortgagee, within a reasonable time following completion of actions required by an appropriate governmental agency,
      certifications   of   engineers   or  other   professionals   reasonably
      acceptable  to  Mortgagee,   in  form  and  substance   satisfactory  to
      Mortgagee, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Materials on or about the Property to the levels required by the appropriate governmental agencies have been taken and, to the knowledge of such professional, the Property is then in compliance with applicable Hazardous Material Laws as then in effect
      and  applicable  to  such  actions.   For  purposes  of  this  Mortgage,
      "Hazardous  Materials"  means and  includes  asbestos  or any  substance
      containing   asbestos,   polychlorinated   biphenyls,   any  explosives,
      radioactive materials, chemicals known or suspected to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions, infectious wastes, any petroleum or petroleum-derived waste or product or related materials and any items defined as hazardous, special or toxic materials, substances or waste under any Hazardous Material Law, or any material which shall be removed from the Property pursuant to any administrative order or enforcement proceeding or in order to place the Property in a condition that is suitable for ordinary use.
      "Hazardous Material Laws" means all federal, state and local laws (whether under common law, statute or otherwise), ordinances, rules, regulations and guidance documents now in force, as amended from time to time, in any way relating to or regulating human health or safety, industrial hygiene or environmental conditions, protection of the environment, pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901, et seq., the Clean Water Act, 33 U.S.C. ss.1251 et seq.,
      the  Clean  Air  Act,  as  amended,   42  U.S.C.   ss.7401  et  seq.,  the
      Occupational Safety and Health Act, 29 U.S.C. ss.651 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.1321 et seq., and the Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq.

1.18. Further Assurances. Mortgagor, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Mortgagee such documents and further assurance as Mortgagee may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage or the security to be afforded by the Related Agreements, or both. Without limiting the foregoing and notwithstanding anything in this Mortgage or the Related Agreements to the contrary, Mortgagor will defend, indemnify and hold Mortgagee harmless with respect to any suit or proceeding in which the validity, enforceability or priority of any such lien or security interest, or both, is endangered or contested, directly or indirectly. If Mortgagor fails to undertake the defense of any such claim in a timely manner, or, in Mortgagee's sole determination, fails to prosecute such defense with due diligence, then Mortgagee is authorized to take, at the sole expense of Mortgagor, all necessary and proper action in defense of any such claim, including, without limitation, the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and attorneys' and paralegals' fees. All costs, expenses and losses, if any, so incurred by Mortgagee, including all attorneys' and paralegals' fees, regardless of whether suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Mortgagee as provided in Section 1.14 hereinabove.

1.19. Mortgagor's Continued Existence. Mortgagor shall at all times during the term of the Loan maintain its legal existence and qualification to do or transact business in the state in which the Property or any of the Collateral is located.

1.20. Compliance with Laws. Mortgagor covenants that Mortgagor and the Property are presently in compliance with all Laws. Mortgagor further covenants that at all times during the term of the Loan, (i) Mortgagor shall promptly and faithfully comply with and obey all Laws affecting or otherwise pertaining to Mortgagor or the Property and (ii) Mortgagor shall not commit, suffer or permit any act upon, or use of, the Property in violation of any Laws. As used in this Mortgage, the term "Laws" shall mean, collectively, any federal, state or local laws, statutes, rules, regulations, ordinances, orders, decrees, directives, requirements or codes, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, now or hereafter in effect and, in each case, as the same may have been and may hereafter be amended from time to time, including, but not limited to (a) the Money Laundering Control Act, 18 U.S.C. Sections 1956, 1957 and the Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq. and the Foreign Assets Control Regulations, 31 C.F.R. Section 500 et seq., (b) the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, (c) regulations of the Office of Foreign Asset Control of the Department of the Treasury, (d) Executive Order No. 13224 and the USA Patriot Act (Public Law 107 56), (e) the Americans with Disabilities Action of 1990, Pub. Law 101 336, U.S.C. ss.12101, et seq., (f) the Occupational Safety and Health Act of 1970, and
      (g) all applicable restrictive covenants, zoning codes and ordinances, building codes, fire codes and subdivision ordinances. "Governmental Authority" shall mean any and all applicable courts, boards, agencies, commissions, offices, or duly constituted authorities for any governmental unit, now or hereafter existing having jurisdiction over the Property and/or Mortgagor.



                                  ARTICLE II.
                                EVENTS OF DEFAULT

      Each of the following shall constitute an event of default ("Event of Default") hereunder:

2.01. Monetary and Performance Defaults.

(A) Failure to make any payment due under the Note or any note evidencing a Future Advance, other than the final payment and Prepayment Premium, or to make any payment due under this Mortgage to Mortgagee or any other party, including without limitation, payment of escrow deposits, real estate taxes, insurance premiums and ground rents, if any, on or before the ninth day after such payment is due; or

(B) Failure to make the final payment or the Prepayment Premium due under the Note or any note evidencing a Future Advance when such payment is due whether at maturity, by reason of acceleration, as part of a prepayment or otherwise (the defaults in (A) and (B) are hereinafter collectively referred to as "Monetary Default"); or

(C) Breach or default in the performance of any of the covenants or agreements of Mortgagor contained herein, in the Note or in any Related Agreement ("Performance Default"), if such Performance Default shall continue for thirty (30) days or more after written notice to Mortgagor from Mortgagee specifying the nature of the Performance Default; provided, however, that if such Performance Default is of a nature that it cannot be cured within the thirty (30) day period, then Mortgagor shall not be in default if it commences good faith efforts to cure the Performance Default within the thirty (30) day period, demonstrates continuous diligent efforts to cure the Performance Default in a manner satisfactory to Mortgagee and, within a reasonable period, not to exceed one hundred eighty (180) days after the date of the original written notice of the Performance Default, completes the cure of such Performance Default. Notwithstanding the foregoing, if the breach or default is one which is defined as an Event of Default elsewhere in this Article II or in the default definition of any Related Agreement, then Mortgagor shall not be entitled to any notice or cure period upon the occurrence of such breach or default except for such notice and cure periods, if any, as may be expressly granted in such other defined Event of Default.

2.02. Bankruptcy, Insolvency, Dissolution.

(A) Any court of competent jurisdiction shall sign an order (i) adjudicating Mortgagor, or any person, partnership or corporation holding an ownership interest in Mortgagor or in any partnership comprising Mortgagor, or any guarantor (which term when used in this Mortgage shall mean guarantor of payment of the indebtedness) bankrupt or insolvent, (ii) appointing a receiver, trustee or liquidator of the Property or Collateral or of a substantial part of the property of
      Mortgagor,  or  any  person,   partnership  or  corporation  holding  an
      ownership interest in Mortgagor, or in any partnership comprising Mortgagor, or any guarantor, or (iii) approving a petition for, or effecting an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Mortgagee or of other creditors of Mortgagor, or any person, partnership or corporation holding an ownership interest in Mortgagor, or in any partnership comprising Mortgagor or any guarantor; or

(B) Mortgagor, any person, partnership or corporation holding an ownership interest in Mortgagor or in any partnership comprising Mortgagor, shall
      (i) apply for or consent to the appointment of a receiver, trustee or liquidator for it or for any of its property, (ii) as debtor, file a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it and any proceeding under such law, (iii) admit in writing an inability to pay its debts as they mature, or (iv) make a general assignment for the benefit of creditors; or

(C) An involuntary petition in bankruptcy is filed against Mortgagor, or any person, partnership or corporation holding an ownership interest in Mortgagor or in any partnership comprising Mortgagor and the same is not vacated or stayed within thirty (30) days of the filing date.

2.03. Misrepresentation. Mortgagor makes or furnishes a representation, warranty, statement, certificate, schedule and/or report to Mortgagee in or pursuant to this Mortgage or any of the Related Agreements which is false or misleading in any material respect as of the date made or furnished.

2.04. Default Under Subordinate Loans. An occurrence of a default under any loan subordinate to this Mortgage which is not an independent default under this Mortgage which results in the commencement of foreclosure proceedings or the taking of any other remedial action under such subordinate loan.

2.05. Breach of Due on Sale or Encumbrance Provision. Any occurrence of a prohibited Transfer under Section 1.08 hereof.


ARTICLE III.
                                    REMEDIES


      Upon the occurrence of any Event of Default, Mortgagee shall have the following rights and remedies set forth in Sections 3.01 through 3.08:

3.01. Acceleration. Notwithstanding the stated maturity date in the Note, or any note evidencing any Future Advance, Mortgagee may without notice or demand, declare the entire principal amount of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Mortgage or the Related Agreements including, but not limited to the Prepayment Premium described in the Note, to be due and payable immediately.

3.02. Entry; Appointment of a Receiver. Irrespective of whether Mortgagee exercises the option provided in section 3.01 above, Mortgagee in person or by agent or by court-appointed receiver may, at its option, without any action or notice on its part being required, without in any way waiving such Event of Default, with or without the appointment of a receiver, or an application therefor:

(A) Take possession of the Property and Collateral and conduct tests of, manage or hire a manager to manage, lease and operate the Property and Collateral or any part thereof, on such terms and for such period of time as Mortgagee may deem proper, with full power to make, from time to time, all alterations, renovations, maintenance, repairs or replacements thereto as may seem proper to Mortgagee;

(B) With or without taking possession of the Property or Collateral, collect demand, sue for, attach, levy on, recover, compromise, adjust, receive, and make, execute and deliver receipts for all Rents and Profits, notify tenants under the Leases or any other parties in possession of the Property or Collateral to pay Rents and Profits directly to Mortgagee, its agent or a court-appointed receiver and apply such Rents and Profits to the payment of:

(1) all costs and expenses incident to taking and retaining possession of the Property or Collateral (including the cost of any reconversions), management, maintenance and operation of the Property or Collateral, keeping the Property or Collateral properly insured and all alterations, renovations, repairs and replacements to the Property or Collateral;

(2) all taxes, charges, claims, assessments, and any other liens which may be prior in lien or payment to this Mortgage or the Note, and premiums for insurance, with interest at the Default Rate as defined in the Note on all such items; and

(3) the indebtedness secured hereby together with all costs and attorneys' and paralegals' fees, in such order or priority as to any of such items as Mortgagee in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding;

(C)   Exclude Mortgagor, its agents and servants, wholly from the Property;

(D) Have joint access with Mortgagor to the books, papers and accounts of Mortgagor relating to the Property or the Collateral, at the expense of Mortgagor;

(E) Commence, appear in and/or defend any action or proceedings purporting to affect the interests, rights, powers and/or duties of Mortgagee hereunder, whether brought by or against Mortgagor or Mortgagee; and

(F) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Mortgagee may affect or appear to affect the interest of Mortgagee or the rights, powers and/or duties of Mortgagee hereunder.

Mortgagee, as a matter of right without notice to Mortgagor or anyone claiming under it and without regard to the then value of the Property or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers to take charge of the Property or any portion thereof. Any such receiver or receivers shall have all of the usual and customary powers and duties of receivers in like or similar cases and all of the powers and duties of Mortgagee in case of entry as provided hereinabove, including without limitation, the right to collect and receive Rents and Profits. All such Rents and Profits paid to Mortgagee or collected by such receiver shall be applied as provided for in subparagraph 3.02(B) above. Mortgagor for itself and any subsequent owner of the Property hereby waives any and all defenses to the application for such receiver and hereby irrevocably consents to such appointment without notice of any application therefore.


      The receipt by Mortgagee of any Rents and Profits pursuant to this Mortgage after the institution of foreclosure or other proceedings under the Mortgage shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto. After deducting the expenses and amounts set forth above in this Section 3.02, as well as just and reasonable compensation for all Mortgagee's employees and other agents (including, without limitation, reasonable and actual attorneys' and paralegals' fees and management and rental commissions) engaged and employed, the moneys remaining, at the option of Mortgagee, may be applied to the indebtedness secured hereby. Whenever all amounts due on the Note and under this Mortgage shall have been paid and all Events of Default have been cured and any such cure has been accepted by Mortgagee, Mortgagee shall surrender possession to Mortgagor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur; provided, however, Mortgagee shall not be under any obligation to make any of the payments or do any of the acts referred to in this Section 3.02.

3.03. Foreclosure and Appointment of a Receiver.

(A) If an Event of Default shall have occurred, Mortgagee may, at the option of Mortgagee and in addition to, but not in lieu of any other remedies set forth herein or available at law or in equity, forthwith or at any time thereafter institute a suit at law or equity, a foreclosure or other proceeding upon this Mortgage, the Note or the Related Agreements or any other proper, legal or equitable procedure without declaration of such option and without notice.

(B) In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' or paralegals' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem to be reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Property or Collateral. All expenditures and expenses of the nature in this Section mentioned shall become so much additional debt secured hereby and shall be immediately due and payable with interest thereon at the maximum rate provided by law, when paid or incurred by Mortgagee in connection with: (i) any proceeding, including foreclosure, probate, receivership and bankruptcy proceedings, to which it shall be a party, either as plaintiff, claimant, or defendant, by reason of this
      Mortgage,   or  any   indebtedness   hereby  secured;   (ii)  reasonable
      preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclosure whether or not actually commenced; or (iii) preparations for the defense of any threatened suit or proceeding which might affect the Property or Collateral or the security hereof, whether or not actually commenced.

(C) Upon, or at any time after, the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Property or Collateral. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Property or Collateral, it being the intent of Mortgagor and Mortgagee that a Receiver be appointed at the sole and absolute discretion of Mortgagee upon the occurrence of an Event of Default. Such receiver shall have power to collect the rents, issues and profits of the Property or Collateral during the pendency of such foreclosure suit, and in case of a sale and a deficiency, during the full statutory period of redemption, if any, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property or Collateral during the whole of said period.

3.04. Partial Foreclosure. Notwithstanding Mortgagee's right to do so, without declaring the entire unpaid principal balance due, Mortgagee may foreclose only as to any sum past due, without injury to or cancellation of this Mortgage or the displacement or impairment of the remainder of the lien thereof or created by any of the Related Agreements, and at such foreclosure sale, the Property or Collateral shall be sold subject to all remaining items of indebtedness; and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due.

3.05. Rescission of Notice of Default. Mortgagee, from time to time before public sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Mortgagor a written notice of such rescission, which notice, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the state in which the Property is located to effect such rescission. The exercise by Mortgagee of such right of rescission shall not constitute a waiver of any breach or Event of Default then existing or subsequently occurring, or impair the right of Mortgagee to execute and deliver to Mortgagor, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Related Agreements, the Note or of this Mortgage or any of the rights, obligations or remedies of the parties thereunder.

3.06. Mortgagee's Remedies Respecting Collateral. Mortgagee may realize upon the Collateral, enforce and exercise all of Mortgagor's rights, powers, privileges and remedies in respect of the Collateral, dispose of or otherwise deal with the Collateral in such order as Mortgagee may in its discretion determine, and exercise any and all other rights, powers, privileges and remedies afforded to a secured party under the laws of the state in which the Property is located as well as all other rights and remedies available at law or in equity.

3.07. Proceeds of Sales. The proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this
      Article III or otherwise, shall be applied as follows:

(A) To the payment of the costs, fees and expenses of sale and of any judicial proceedings (including reasonable attorneys' and paralegals fees and costs, whether incurred before, during or after such proceedings, in any appellate proceedings, before during or after sale of the Property or the Collateral, or otherwise incurred) wherein the same may be made, including the cost of evidence of title in connection with the sale, compensation to Mortgagee, and to the payment of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest on all advances made by Mortgagee at the interest rate applicable under the Note, but limited to any maximum rate permitted by law to be charged by Mortgagee;

(B) To the payment of any and all sums expended by Mortgagee under the terms hereof, not then repaid, with accrued interest at the Default Rate set forth in the Note, and all other sums (except advances of principal and interest thereon) required to be paid by Mortgagor pursuant to any provisions of this Mortgage, or the Note, or any note evidencing any Future Advance, or any of the Related Agreements, including, without limitation, all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement thereof, together with interest thereon as herein provided; and

(C) To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note, any notes evidencing any Future Advance, and any other obligation secured hereby, with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full; and then

(D) The remainder, if any, to the person or persons, including Mortgagor, legally entitled thereto.

3.08. Condemnation and Insurance Proceeds. All Proceeds and any interest earned thereon shall be paid over either by the condemning authority, insurance company or escrow agent to Mortgagee and shall be applied first toward reimbursement of the costs and expenses of Mortgagee (including reasonable attorneys' and paralegals' fees), if any, in connection with the recovery of such Proceeds, and then shall be applied in the sole and absolute discretion of Mortgagee and without regard to the adequacy of its security under this Mortgage:

(A) to the payment or prepayment of all or any portion of the Note including the Prepayment Premium described in the Note;

(B) to the reimbursement of expenses incurred by Mortgagee in connection with the restoration of the Property or Collateral; or

(C) to the performance of any of the covenants contained in this Mortgage as Mortgagee may determine. Any prepayment of the Note or portion thereof pursuant to Mortgagee's election under this Section shall be subject to the Prepayment Premium described in the Note. Upon any Event of Default by Mortgagor under this Mortgage, all right, title and interest of Mortgagor in and to any and all insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Mortgagee, which, at its sole option, and as attorney-in-fact for Mortgagor, may then make, settle and give binding acquittance for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Mortgagee may elect. The foregoing appointment of Mortgagee as attorney-in-fact for Mortgagor is coupled with an interest, and is irrevocable.

3.09. Waiver of Marshalling, Rights of Redemption, Homestead and Valuation.

(A) Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the Property or Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Mortgage or of any other security for any of said indebtedness.

(B) To the fullest extent permitted by law, Mortgagor, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights of redemption from any foreclosure sale, all rights of homestead, exception, monitoring reinstatements, forbearance, appraisement, valuation, stay and all rights under any other laws which may be enacted extending the time for or otherwise affecting enforcement or collection of the Note, the debt evidenced thereby, or this Mortgage. Mortgagor hereby represents and warrants to Mortgagee that no portion of the Land constitutes the homestead of any person, that neither Mortgagor nor any of its partners or principals or relatives thereof reside on any portion of the Land or claim any portion of the Land as their homestead, and that no individual residing on the Land or any portion thereof has any claim to homestead rights on any portion of the Land.

3.10. Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law, or equity provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein. Every power and remedy given by this Mortgage to Mortgagee may be exercised separately, successively or concurrently from time to time as often as may be deemed expedient by Mortgagee. If there exists additional security for the performance of the obligations secured hereby, Mortgagee, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Mortgagee at any time as additional security or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Mortgagor to Mortgagee hereunder or under the Note, any Future Advance, or under any of the Related Agreements, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

3.11. Nonrecourse. Except as otherwise set forth in this Section, the liability of Mortgagor and the general partners of Mortgagor, if any, under the Note, this Mortgage and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the Rents and Profits and all other income arising therefrom, the other assets of Mortgagor arising out of the Property which are given as collateral for the Note, and any other collateral given in writing to Mortgagee as security for repayment of the Note (all of the foregoing collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

(A) Mortgagee may, in accordance with the terms of the Note, this Mortgage or any Related Agreement: (i) foreclose the lien of this Mortgage;
      (ii) take appropriate action to enforce the Note, this Mortgage and the Related Agreements to realize upon and/or protect the Loan Collateral; (iii) name Mortgagor as a party defendant in any action brought under the Note, this Mortgage or any Related Agreement so long as the exercise of any remedy is limited to the Loan Collateral; (iv) pursue all of its rights and remedies against any guarantor or surety or master tenant, whether or not such guarantor or surety or master tenant is a partner, member or other owner of Mortgagor; (v) pursue all of its rights and remedies against Mortgagor and the indemnitors under that certain Environmental Indemnity Agreement of even date herewith;

(B) Mortgagee may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Mortgagor, any general partner of Mortgagor and the indemnitors/guarantors under that certain Nonrecourse Exception Indemnity Agreement of even date herewith ("Nonrecourse Indemnitors") by reason of or in connection with (i) the failure of Mortgagor to pay to Mortgagee upon demand, all Rents and Profits of the Property to which Mortgagee is entitled pursuant to the Note, this Mortgage or the Related Agreements following an Event of Default; (ii) any waste of the Property or any willful act or omission by Mortgagor which damages or materially reduces the value of the Property or other collateral; (iii) the failure to apply all Rents and Profits from the Property to the payment of operating expenses, real estate taxes, insurance premiums, capital repair items, and the payment of sums due and owing under the Note, this Mortgage or the Related Agreements prior to any other expenditure or distribution by Mortgagor; (iv) the failure to account for and to turn over tenant security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under the Note, this Mortgage or any Related Agreement; (v) any modification, termination or cancellation of any Lease of all or any portion of the Property without Mortgagee's prior written consent, if and to the extent such consent is required under this Mortgage or the Related Agreements and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property; or (vi) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Mortgagee in connection with the enforcement of the Note, this Mortgage, or the Related Agreements or a deed-in-lieu of foreclosure;

(C) Mortgagee may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Mortgagor by reason of or in connection with: (i) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property; (ii) the failure to pay real estate taxes up to the date of any foreclosure sale or deed in lieu of foreclosure under the Note, this Mortgage or any Related Agreements; (iii) the failure to maintain casualty and liability insurance as required under this Mortgage or the Related Agreements or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of the Note, this Mortgage or any Related Agreements; or (iv) a default by Mortgagor with respect to leases of five percent (5%) or more of the units in the Property; and

(D)   Mortgagor,  any  general  partners  of  Mortgagor  and  the  Nonrecourse
      Indemnitor(s) shall become personally liable for payment of the indebtedness evidenced by the Note and performance of all other obligations of Mortgagor under the Note, this Mortgage and the Related Agreements upon the occurrence of any of the following: (i) fraud or willful misrepresentation of a material fact by Mortgagor, any general partners of Mortgagor, or the Nonrecourse Indemnitor(s) in connection with the Note, this Mortgage or the Related Agreements or any request for any action or consent by Mortgagee, (ii) a Transfer of any interest in the Mortgagor or all or any portion of the Property or any interest therein in violation of the terms of the Note, this Mortgage or any Related Agreement, (iii) the incurrence by Mortgagor of any indebtedness in violation of the terms of the Note, this Mortgage or any Related Agreement (whether secured or unsecured, direct or contingent), other than unsecured debt or routine payables incurred in the ordinary course of business in connection with the operation of the Property, or (iv) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law or any similar federal or state law, shall be filed by, consented to, or acquiesced in by Mortgagor, any general partner of Mortgagor, or any Nonrecourse Indemnitor(s).


      In addition, Mortgagor, any general partners of Mortgagor and the Nonrecourse Indemnitor(s) shall be responsible for any costs and expenses incurred by Mortgagee in connection with the collection of any amounts for which Mortgagor, its general partners, if any, and the Nonrecourse Indemnitor(s) are personally liable under this Section, including reasonable attorneys' fees and expenses, court costs, filing fees, and all other costs and expenses incurred in connection therewith.




ARTICLE IV.
                                  MISCELLANEOUS

4.01. Severability. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent that it is invalid, illegal or unenforceable.

4.02. Certain Charges and Brokerage Fees.

(A) Mortgagor agrees to pay Mortgagee for each written statement requested of Mortgagee as to the obligations secured hereby, furnished at Mortgagor's request. Mortgagor further agrees to pay the charges of Mortgagee for any other service rendered Mortgagor, or on its behalf, connected with this Mortgage or the indebtedness secured hereby, including, without limitation, the delivery to an escrow holder of a request for full or partial release or satisfaction of this Mortgage, transmittal to an escrow holder of moneys secured hereby, changing its records pertaining to this Mortgage and indebtedness secured hereby to show a new owner of the Property, and replacing an existing policy of insurance held hereunder with another such policy.

(B) Mortgagor agrees to indemnify and hold Mortgagee harmless from any responsibility and/or liability for the payment of any commission charge or brokerage fees to anyone which may be payable in connection with the funding of the loan evidenced by the Note and this Mortgage or refinancing of any prior indebtedness, if applicable, based upon any action taken by Mortgagor. It is understood that any such commission charge or brokerage fees shall be paid directly by Mortgagor to the entitled parties.

4.03. Notices.

(A) All notices expressly provided hereunder to be given by Mortgagee to Mortgagor and all notices, demands and other communications of any kind or nature whatever which Mortgagor may be required or may desire to give to or serve on Mortgagee shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, to the appropriate address set forth below, or at such other place as Mortgagor, Mortgagee, as the case may be, may from time to time designate in writing by ten (10) days prior written notice thereof. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. Any notice required to be given by Mortgagee shall be equally effective if given by Mortgagee's agent, if any.

(B) Mortgagor hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Mortgagor as follows:

                  Shelter Properties IV Limited Partnership
                  c/o AIMCO Properties, L.P.
                  Stanford Place Three
                  4582 South Ulster Street Parkway, Suite 1100
                  Denver, Colorado  80234
                  Attention:  Patti K. Fielding, Executive Vice President


      With a copy to:

                     Ballard Spahr Andrews & Ingersoll, LLP
                  1225 17th Street, Suite 2300
                  Denver, Colorado  80202
                  Attention:  Gwendolyn C. Allen, Esq.


      All notices and other communications to Mortgagee shall be addressed as follows:

                  Allstate Life Insurance Company
                  Allstate Plaza, Suite G5C
                  3075 Sanders Road
                  Northbrook, Illinois  60062
                  Attention:  Commercial Mortgage Loan Servicing Manager

      With a copy to:

                  Allstate Life Insurance Company
                  Investment Law Division
                  Allstate Plaza Suite G5A
                  3075 Sanders Road
                  Northbrook, Illinois  60062

4.04. Mortgagor Not Released; Certain Mortgagee Acts.

(A) Extension of the time for payment or modification of the terms of payment of any sums secured by this Mortgage granted by Mortgagee to any successor in interest of Mortgagor shall not operate to release, in any manner, the liability of Mortgagor. Mortgagee shall not be required to: commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Mortgage, by reason of any demand made by Mortgagor. Without affecting the liability of any person, including Mortgagor, but subject to the terms and provisions of Section 3.11, for the payment of any indebtedness secured hereby, or the legal operation and effect of this Mortgage on the remainder of the Property for the full amount of any such indebtedness and liability unpaid, Mortgagee is empowered as follows: Mortgagee may from time to time and without notice (i) release any person liable for the payment of any of the indebtedness; (ii) extend the time or otherwise alter the terms of payment of any of the indebtedness; (iii) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or (iv) alter, substitute or release any property securing the indebtedness.

(B) Mortgagee may at its sole option and without duty to do so, at any time, and from time to time, (i) consent to the making of any map or plan of the Property or any part thereof; (ii) join in granting any easement or creating any restriction thereon; (iii) join in any subordination or other agreement affecting this Mortgage or the legal operation and effect or charge hereof; or (iv) release or reconvey, without any warranty, all or part of the Property from the lien of this Mortgage.

4.05. Inspection. Upon reasonable prior notice and subject to the rights of tenants under the Leases, Mortgagee may at any reasonable time make or cause to be made entry upon and make inspections, reappraisals, surveys, construction and environmental testing of the Property or any part thereof in person or by agent, and if such Mortgagee has a reasonable basis to believe that Mortgagor is in breach of any covenant of this Mortgage in regard to the Property, the cost of any such inspection shall be borne by the Mortgagor.

4.06. Release or Reconveyance or Cancellation. Upon the payment in full of all sums secured by this Mortgage, Mortgagee shall cancel this Mortgage or satisfy this Mortgage and shall surrender this Mortgage and all notes evidencing indebtedness secured by this Mortgage to Mortgagor. The duly recorded release or satisfaction of the Mortgage shall constitute a reassignment of the Leases by Mortgagee to Mortgagor. Mortgagor shall pay all costs of recordation, if any. The recitals in such release or satisfaction of any matters or facts shall be conclusive proof of the truthfulness thereof.

4.07. Statute of Limitations. Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all obligations secured by this Mortgage.

4.08. Interpretation. Wherever used in this Mortgage, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Mortgagor" shall mean and include both Mortgagor and any subsequent owner or owners of the Property or the Collateral, and the word "Mortgagee" shall mean and include not only the original Mortgagee hereunder but also any future owner and holder, including pledges, of the Note or other obligations secured hereby. In this Mortgage, the Note and the Related Agreements, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural. In this Mortgage, the Note and the Related Agreements, the use of the word "including" shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto.

4.09. Captions. The captions and headings of the Articles and Sections of this Mortgage are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

4.10. Consent. The granting or withholding of consent by Mortgagee to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Mortgagor covenants and agrees to reimburse Mortgagee promptly on demand for all legal and other expenses incurred by Mortgagee or its servicing agent in connection with all requests by Mortgagor for consent or approval under this Mortgage.

4.11. Delegation to Subagents. Wherever a power of attorney is conferred upon Mortgagee hereunder, it is understood and agreed that such power is conferred with full power of substitution, and Mortgagee may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more subagents and such power shall be deemed to be coupled with an interest and irrevocable so long as this Mortgage has not been cancelled.

4.12. Successors and Assigns. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Mortgagor (but this shall not permit any assignment prohibited hereby) and the endorsees, transferees, successors and assigns of Mortgagee. In the event Mortgagor is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein and in the Related Agreements as well as the obligations arising therefrom are and shall be joint and several as to each such party.

4.13. Governing Law. THIS MORTGAGE IS INTENDED TO BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

4.14. Waiver of Jury Trial. MORTGAGOR BY INITIALING BELOW AND MORTGAGEE, FOR THEMSELVES AND THEIR SUCCESSORS, PERSONAL REPRESENTATIVES AND ASSIGNS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHTS EITHER MAY HAVE NOW OR IN THE FUTURE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, INCLUDING WITHOUT LIMITATION ANY COUNTERCLAIM, CROSS CLAIM OR THIRD PARTY CLAIM, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, THE NOTE, OR THE RELATED AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATED THERETO. NEITHER MORTGAGOR NOR MORTGAGEE NOR THEIR SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. MORTGAGOR REPRESENTS AND ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY MORTGAGOR AND MORTGAGEE, THAT MORTGAGOR WAS ABLY REPRESENTED BY LICENSED COUNSEL IN THE NEGOTIATION OF THIS SECTION, THAT IT BARGAINED AT ARMS LENGTH AND IN GOOD FAITH AND WITHOUT DURESS OF ANY KIND FOR THE TERMS AND CONDITIONS OF THIS SECTION AND THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THE NOTE, THIS MORTGAGE AND THE RELATED AGREEMENTS.

Mortgagor's Initials _____________

4.15. Changes in Taxation. If, after the date of this Mortgage, any law is passed by the state in which the Property is located or by any other governing entity, imposing upon Mortgagee any tax against the Property, or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust so that an additional or substitute tax is imposed on Mortgagee or the holder of the Note, Mortgagor shall reimburse Mortgagee for the amount of such taxes immediately upon receipt of written notice from Mortgagee. Provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.

4.16. Maximum Interest Rate. No provision of this Mortgage or of the Note or of any note evidencing a Future Advance shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate permitted by applicable law. In the event such interest does exceed the maximum legal rate, it shall be canceled automatically to the extent that such interest exceeds the maximum legal rate and if theretofore paid, credited on the principal amount of the Note or, if the Note has been prepaid, then such excess shall be rebated to Mortgagor. It is the intent of Mortgagor and Mortgagee that the interest rate charged under the Note, this Mortgage, any note representing any Future Advance and any of the Related Agreements shall comply with all applicable law and not exceed the maximum rate allowed by law.

4.17. Time of Essence. Time is of the essence of the obligations of Mortgagor in this Mortgage and each and every term, covenant and condition made herein by or applicable to Mortgagor.

4.18. Reproduction of Documents. This Mortgage and all documents relating thereto, specifically excluding the Note but including, without limitation, consents, waivers and modifications which may hereafter be executed, financial and operating statements, certificates and other information previously or hereafter furnished to Mortgagee, may be reproduced by Mortgagee by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Mortgagee may destroy any original document ("Master") so reproduced. Mortgagor agrees and stipulates that any such reproduction is an original and shall be admissible in evidence as the Master in any judicial or administrative proceeding (whether or not the Master is in existence and whether or not such reproduction was made or preserved by Mortgagee in the regular course of business) and any enlargement, facsimile or further reproduction of such a reproduction shall be no less admissible.

4.19. No Oral Modifications. This Mortgage may not be amended or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any amendment or modification is sought.

4.20. Future Advances. It is agreed that this Mortgage shall also secure such Future Advances as may be made by Mortgagee at its sole option to Mortgagor, or its successor in title, for any purpose, provided that all Future Advances are to be made within twenty (20) years from the date of this Mortgage, or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency of actual notice or record notice of the optional Future Advances as against the rights of creditors or subsequent purchasers for valuable consideration. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $80,000,000.00, plus interest, and any disbursements made for the payment of taxes, levies or insurance on the Property and Collateral with interest on those disbursements. If, pursuant to Florida Statutes Section 697.04, Mortgagor files a notice specifying the dollar limit beyond which Future Advances made pursuant to this Mortgage will not be secured by this Mortgage, then Mortgagor shall, within one day of filing such notice, notify Mortgagee and its counsel by certified mail pursuant to Section 4.03 of this Mortgage. In addition, such a filing shall constitute an Event of Default hereunder, and Mortgagor covenants and agrees not to enter into, execute or record such a notice.

4.21. Maturity Date. The Maturity Date of the Note is September 5, 2012 subject to extension as provided therein.

4.22. Prepayment. The Note may be prepaid as provided therein.

******************************************************************************

      C Continuation of Lien. Nothing in the provisions of this Modification Agreement shall be deemed in any way to affect the priority of the Fannie Mae Mortgage over any other lien, charge, encumbrance or conveyance, or to release or change the liability of any person who is now or hereafter primarily or secondarily liable under or on account of the Note.

      D. No Defenses, Offsets, Etc. The Mortgagor hereby represents, warrants and agrees that as of the date hereof, the Fannie Mae Mortgage, as modified and restated hereby, is in full force and effect; valid, binding and enforceable in accordance with its terms; and that there exists no default by the Mortgagee under nor any defense to payment of amounts secured by the Fannie Mae Mortgage, as modified hereby; the Note is due and payable in accordance with its terms, and there are no claims or offsets against or defenses or counterclaims to (i) the payment of the indebtedness evidenced by the Note or (ii) the validity, perfection, first priority status and/or enforceability of the lien and security interests of the Fannie Mae Mortgage, as modified hereby.

      E. No Substitution or Novation. Nothing in this Modification Agreement shall be construed as a substitution or novation of the Mortgagor's indebtedness to the Mortgagee or the Fannie Mae Mortgage, which shall remain in full force and effect, as hereby modified and restated.

      F. Successors and Assigns. This Modification Agreement binds the parties hereto, their heirs, successors and assigns.

      G. Headings. The headings used herein are for purposes of convenience only and should not be used in construing provisions hereof.

      H. Counterparts. This Modification Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, together, shall constitute one and the same instrument.

      I. Governing Law. This Modification Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has executed this Modification Agreement as of the day and year first hereinabove written.

WITNESS:                                   MORTGAGOR:

/s/William T. O'Shields                    SHELTER    PROPERTIES    IV   LIMITED
                                           PARTNERSHIP,    a   South    Carolina
Printed Name:  William T. O'Shields        limited partnership

/s/Leslie E. Green                         By:  Shelter Realty IV Corporation
                                               (d/b/a Shelter Realty IV
Printed Name:  Leslie E. Green                 Corporation of South Carolina),
                                               a South Carolina corporation,
                                               its Managing General Partner

                                           By:  /s/Thomas M. Herzog
                                               Thomas M. Herzog, Executive Vice
                                               President and Chief Accounting
                                               Officer
STATE OF Colorado             )
                              ) SS:
COUNTY OF Denver              )

       I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State of Colorado to take acknowledgements, personally appeared Thomas M. Herzog, as Executive Vice President and Chief Accounting Officer of Shelter Realty IV Corporation (d/b/a Shelter Realty IV Corporation of South Carolina), a South Carolina corporation, who is personally known to me or has produced ______________________ as identification and who executed the foregoing instrument, and acknowledged before me that he executed the same on behalf of said corporation, in its capacity as Managing General Partner of Shelter Properties IV Limited Partnership, a South Carolina limited partnership, on behalf of said limited partnership.


            WITNESS my hand and official seal in the State of Colorado, County of Denver, this 22nd day of August, 2005.



February 17, 2008                          /s/Gail Coalson
                                           Notary Public

My Commission Expires:                     Gail Coalson
                                           Typed or Printed Name of Notary

WITNESS:                                 MORTGAGEE:

/s/Suzanne M. Weiss                      ALLSTATE  LIFE  INSURANCE  COMPANY,  an
                                         Illinois corporation
Printed Name:  Suzanne M. Weiss

/s/Lisa Spiedel
                                         By:  /s/John Glazbrook
Printed Name:  Lisa Spiedel                   Name:  John Glazbrook
                                              Title:  Authorized Signatory

STATE OF ILLINOIS     )
                      ) SS:
COUNTY OF COOK        )

      I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State of Illinois to take acknowledgements, personally appeared _________________, as _________ of Allstate Life Insurance Company, an Illinois corporation, who is personally known to me or has produced ______________________ as identification and who executed the foregoing instrument, and acknowledged before me that he/she executed the same on behalf of said corporation.

      WITNESS my hand and official seal in the State of Illinois, County of Cook, this 22nd day of August, 2005.

                                         /s/Sharon Perik
                                         Notary Public
My Commission Expires:
                                         Sharon Perik
June 6, 2006                             Typed or Printed Name or Notary

                                                                Exhibit 10(iii)o


DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $55,710.30 AND INTANGIBLE TAXES IN THE AMOUNT OF $31,834.45 HAVE BEEN PAID UPON THE SECOND CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (AS HEREINAFTER DEFINED) BASED UPON THE FUTURE ADVANCE EVIDENCED HEREBY IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,917,227.25. PURSUANT TO SECTIONS 201.09 AND
199.145 OF THE FLORIDA STATUTES, NO ADDITIONAL DOCUMENTARY STAMP TAX OR INTANGIBLE TAX IS DUE UPON THIS ADDITIONAL MORTGAGE NOTE.


                                               ALLSTATE LIFE INSURANCE COMPANY
                                                                 Loan No. 122660


                            ADDITIONAL MORTGAGE NOTE


                      $15,917,227.25 Jacksonville, Florida
                                                                 August 22, 2005

1. Payment of Principal and Interest FOR VALUE RECEIVED, SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership (the "Maker"), hereby promises to pay to the order of ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation, and any subsequent holder of this Note ("Holder" or "Holders") in the manner hereinafter provided, the principal amount of FIFTEEN MILLION NINE HUNDRED SEVENTEEN THOUSAND TWO HUNDRED TWENTY-SEVEN AND 25/100 DOLLARS ($15,917,227.25) together with interest on the outstanding principal balance from the date of the initial disbursement (for purposes of this Note, "disbursement" means the date funds are wire transferred from Holder's account) of all or a part of the principal of this Note ("Disbursement Date") until maturity at the rate of four and eighty-seven hundredths (4.87%) per annum ("Contract Rate") as follows:

(a) on the Disbursement Date, interest only, in advance, accruing from the Disbursement Date to September 4, 2005, both inclusive; and

(b) in arrears, on the fifth day of October, 2005, and on the fifth day of each month thereafter until the fifth day of September, 2007, inclusive, interest in consecutive equal installments of SIXTY-FOUR THOUSAND FIVE HUNDRED NINETY-SEVEN AND 41/100 DOLLARS ($64,597.41); and

(c) in arrears, on the fifth day of October, 2007, and on the fifth day of each month thereafter until this Note matures, principal and interest in consecutive equal installments of NINETY-ONE THOUSAND EIGHT HUNDRED FORTY-EIGHT AND 92/100 DOLLARS ($91,848.92) (the initial payment and each subsequent payment shall each hereinafter be referred to as "Monthly Payment"), which amount is calculated using an amortization period of three hundred (300) months, provided that, in the event that
      (i) Maker completes within thirty-six (36) months of the date hereof the rehabilitation work described in that certain Completion Guaranty of even date herewith by Maker in favor of Holder (collectively, the "Rehabilitation Work"), and (ii) the Property (as defined below) achieves gross rental income of at least EIGHT MILLION SEVEN HUNDRED TWENTY-FOUR THOUSAND AND NO/100 DOLLARS ($8,724,000.00) from not more than ninety-five percent (95%) of the units within thirty-six (36) months of the date hereof, then such installments for the remaining term of this Note shall be calculated using an amortization period of three hundred sixty (360) months, and further provided that, in the event that requirements (i) and (ii) are not satisfied within thirty-six (36) months from the date hereof, then such installments for the remaining term of this Note shall be calculated using an amortization period of two hundred forty (240) months; and

(d) on September 5, 2012, the entire unpaid principal amount and any interest accrued but remaining unpaid and all other sums due under this Note.

Except for the interest payable under paragraph (a) above, interest shall be payable in arrears and calculated on the basis of a 360-day year containing twelve 30-day months. All such payments on account of the indebtedness evidenced by this Note shall be first applied to interest accrued on the unpaid principal amount, and the remainder toward reduction of the unpaid principal amount.

2. Payment Information All payments required to be made hereunder shall be made during regular business hours to Holder at its office c/o Commercial Mortgage Division, Allstate Plaza South, Suite G5C, 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Servicing Manager, with sufficient information to identify the source and application of such payment to Holder's Loan #122660, or at such other place as Holder may from time to time designate in writing. All payments shall be made in currency of United States of America without presentment or surrender of this Note. Payments to Holder shall be made by transferring immediately available federal funds by bank wire or interbank transfer for the account of Holder. Any payment of principal or interest received after 1:00 p.m. Chicago time shall be deemed to have been received by Holder on the next business day and shall bear interest accordingly. If and so long as Holder directs Maker to make payments to a servicing agent, then payments may be made by check. Payments made by check will not be deemed made until such check has cleared and available funds for such check are received by Holder or the servicing agent.

3. Security For Note The payment of this Note and all other sums due Holder is secured by a Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement ("Mortgage"), of even date herewith, granted by Maker to Holder, as Mortgagee, covering certain real property, the improvements thereon and certain personal property situated in the County of Duval, State of Florida and described in the Mortgage ("Property"), and those certain instruments of indebtedness and security described as "Related Agreements" in the Mortgage. Except as otherwise defined herein, all of the defined terms contained in the Mortgage and the Related Agreements are hereby incorporated herein by express reference.

4. Late Charges If any Monthly Payment required under this Note is not paid in full on or before the ninth day of the month in which such payment is due, Maker acknowledges that the Holder will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment ("Late Charge") would be a fair approximation of the expense so incurred by Holder. If applicable law requires a lesser charge, however, then the maximum charge permitted by such law may be charged by Holder for said purpose. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of Holder to collect any other amounts provided to be paid hereunder or under the Mortgage, the Related Agreements or any other instrument executed for purposes of further securing payment of the obligations evidenced by this Note, or to declare an Event of Default as defined below, pay to Holder immediately upon demand the Late Charge to compensate Holder for expenses incurred in handling delinquent payments.

5. Interest Payable Upon Default If there occurs an Event of Default under this Note or the Mortgage or under any Related Agreement, then the unpaid principal amount of this Note, and all accrued and unpaid interest thereon shall bear interest at the lesser of either (i) the Contract Rate plus five percent (5%) per annum compounded monthly or (ii) the highest rate allowed by applicable law ("Default Rate") from the date of expiration of any applicable cure or grace period until such time, if any, as the Event of Default is cured and the Mortgage and this Note are reinstated as permitted by applicable law, or otherwise until such time as the unpaid principal amount of this Note and all other indebtedness evidenced by this Note are fully repaid, whichever is earlier.

6.    Events of Default An "Event of Default" shall exist under this Note

(a) in the event Maker shall fail to make any payment due under this Note, other than the final payment and Prepayment Premium, on or before the fifth day of the month in which such payment is due;

(b) in the event Maker shall fail to make the final payment or the Prepayment Premium when such payment is due or

(c) if there shall exist an Event of Default under the Mortgage or any of the Related Agreements.

7. Additional Payments The additional payments called for under paragraphs 4 and 5 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note, the Mortgage or in any Related Agreements, or otherwise provided by law.

8.    Payment of Taxes and Expenses.

(a) Maker further promises to pay to Holder, immediately upon written notice from Holder: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Holder (exclusive of Holder's income taxes) by reason of the making or recording of this Note, the Mortgage or any of the Related Agreements, and (ii) all intangible property taxes levied upon any Holder of this Note or mortgagee under the Mortgage or secured party under the Related Agreements.

(b) Maker further promises to pay to Holder, immediately upon written notice from Holder, all actual costs, expenses, disbursements, escrow fees, title charges and reasonable legal fees and expenses incurred by Holder and its counsel in connection with (i) the collection, attempted collection, or negotiation and documentation of any settlement or workout of any payment due hereunder, and (ii) any suit or proceeding whatsoever at all trial and appellate levels in regard to this Note or the protection or enforcement of the lien of any instrument securing this Note, including, without limitation, in any bankruptcy proceeding or judicial or nonjudicial foreclosure proceeding. It is the intent of the parties that Maker pay all expenses and reasonable attorneys' and paralegals' fees incurred by Holder as a result of Holder's entering into the loan transaction evidenced by this Note.

9. Prepayment Maker is prohibited from prepaying this Note until September 5, 2007 (the "No-Prepayment Period"). Subsequent to the No-Prepayment Period, at any time, with thirty (30) days prior written notice to Holder, specifying the date of prepayment, Maker will have the privilege of prepaying the outstanding principal amount together with any accrued but unpaid interest, any other sums secured by the Mortgage and the Related Agreements, and a prepayment premium ("Prepayment Premium") equal to the greater of (a) 1% of the principal amount prepaid, or (b) the yield maintenance payment calculated as follows:

      If the Prevailing Interest Rate is less than the Contract Rate, the Yield Maintenance Payment shall be the remainder of (x) minus (y) where "(x)" is the present value of all unpaid installments of principal and interest due under this Note from the date of prepayment to and including the original maturity date of this Note, discounted at the Prevailing Interest Rate, and "(y)" is the outstanding principal balance of this Note as of the prepayment date. The term "Prevailing Interest Rate" as used herein shall mean the yield to maturity on a United States Treasury Bond or Treasury Note, without call options, selected by Holder having a maturity date as near as possible to the original maturity date of this Note and an "ask" price, as close as possible to par (as published two weeks prior to the specified date of prepayment in The Wall Street Journal or similar publication or available from the Federal Reserve Bank of New York), plus fifty (50) basis points, less the Basis Point Adjustment as computed in accordance with Exhibit A attached hereto to convert the monthly payment to a semi-annual equivalent.

      No Prepayment Premium shall be due on the principal balance prepaid within the thirty (30) day period prior to the original maturity date of this Note. Written notice of Maker's election to make a prepayment in full of this Note shall be given in the manner provided for notices under the Mortgage. Partial prepayment of the outstanding principal amount of this Note shall not be permitted except in accordance with the terms of the Mortgage. In the event of such a permitted partial prepayment, the Prepayment Premium calculated in this Paragraph 9 shall be prorated based on the amount of the partial prepayment relative to the then current outstanding principal balance of this Note.

      Maker acknowledges that Holder:

(a) has advanced the amounts evidenced by this Note with the expectation that such amounts would be outstanding for a period at least equal to the No-Prepayment Period;

(b) would not have been willing to advance such amounts on these terms for a shorter period of time;

(c) in making the loan evidenced by this Note, is relying on Maker's creditworthiness and its agreement to pay in strict accordance with the terms set forth in the Note; and

(d) would not make the loan without full and complete assurance by Maker of its agreement not to prepay all or a part of the principal of this Note except as expressly permitted herein and in the Mortgage. Maker has been advised and acknowledges that Holder is relying on the receipt of payments under this Note to, among other things, match and support its obligations under contracts entered into by Holder with third parties and that in the event of a prepayment, Holder could suffer loss and additional expenses which are extremely difficult and impractical to ascertain. Accordingly, it is the express intent of Maker and Holder that (i) Maker shall have no right to prepay this Note during the No-Prepayment Period, (ii) any prepayment of this Note during the No-Prepayment Period shall only occur in the event Holder accelerates payment under this Note or as otherwise set forth in the Mortgage,
      (iii) any prepayment described in foregoing clause (ii) shall (unless otherwise expressly permitted in the Mortgage) require the payment of a Prepayment Premium calculated as provided for hereinabove; and (iv) to the extent permitted by applicable law, Maker has waived, and hereby waives, any right to prepay this Note except as expressly provided in the Mortgage or this Note. In the event, notwithstanding the foregoing express intent of Maker and Holder and the express waiver by Maker of any right to prepay this Note, that the applicable law of the jurisdiction in which the Property is located permits the Maker to prepay this Note during the No-Prepayment Period, then the Prepayment Premium described in clause (iii) above shall be paid to Holder as a condition to any such prepayment.

      Maker expressly acknowledges that, pursuant to the provisions of this Note and except as otherwise provided in this Note or the Mortgage, Maker has no right to prepay this Note in whole or in part. In the event any prepayment is required or expressly permitted, Maker shall be liable for the payment of the Prepayment Premium unless expressly stated otherwise in the Mortgage. Furthermore, Maker waives any rights it may have under any applicable state laws as they relate to any prepayment restrictions contained in this paragraph 9 or otherwise contained in this Note and expressly acknowledges that Holder has made the loan in reliance upon such agreements and waiver of Maker and that Holder would not have made the loan without such agreements and waiver of Maker. Maker acknowledges that specific weight has been given to the consideration given for such agreements, which consideration is the granting of the loan.

10. Evasion of Prepayment Premium Maker acknowledges that in the event of an acceleration of payment of this Note following an Event of Default by Maker, a tender of payment of an amount necessary to satisfy the entire indebtedness evidenced hereby, but not including the Prepayment Premium, made at any time prior to a foreclosure sale by Maker, its successors or assigns or by anyone on behalf of Maker, shall be presumed to be and conclusively deemed to constitute a deliberate evasion of the prepayment provisions hereof and shall constitute a prepayment hereunder and shall therefore be subject to the Prepayment Premium as calculated in accordance with this Note with the date of prepayment being deemed the date of occurrence of the foreclosure sale or the tender of payment of the amount necessary to pay the entire indebtedness evidenced hereby in full, including the Prepayment Premium.

11.   Maker's Covenants Maker agrees that:

(a) this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the state or commonwealth in which the Property is located;

(b) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C ss.1601, et seq. (1982);

(c) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers in the state or commonwealth in which the Property is located;

(d) at the option of the Holder, the United States District Court for the district in which the Property is located and any court of competent jurisdiction of the state or commonwealth in which the Property is located shall have jurisdiction in any action, suit or other proceeding arising out of or relating to any act taken or omitted hereunder or the enforcement of this Note, the Mortgage and the Related Agreements and Maker shall not assert in any such action, suit or other proceeding that it is not personally subject to the jurisdiction of such courts that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper;

(e)   it hereby waives any objections to venue; and

(f) it hereby waives its right to a trial by jury as set forth in paragraph 26 hereof.

12. Severability The parties hereto intend and believe that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and that the rights, obligations and interests of Maker and Holder under the remainder of this Note shall continue in full force and effect.

13. Usury Laws It is the intention of Maker and Holder to conform strictly to the usury laws now or hereafter in force in the state in which the Property is located, and any interest payable under this Note, the Mortgage, or any Related Agreement shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (a) canceled automatically to the extent that such interest exceeds the maximum legal rate; (b) if already paid, at the option of the Holder, either be rebated to Maker or credited on the principal amount of the Note or (c) if the Note has been prepaid in full, then such excess shall be rebated to Maker.

14. Acceleration Upon an Event of Default, Holder shall have the right, without demand or notice, to declare the entire principal amount of this Note and/or any Future Advance (as defined in the Mortgage) then outstanding, all accrued and unpaid interest thereon and all other sums payable under this Note, which shall include the Prepayment Premium (calculated as provided for in Paragraph 9 hereinabove), the Mortgage or any note evidencing any Future Advance, to be immediately due and payable and, notwithstanding the stated maturity in this Note or any note evidencing any Future Advance, all such sums declared due and payable shall thereupon become immediately due and payable. During the existence of such Event of Default, Holder may apply payments received on any amounts due under the Note, the Mortgage, any Related Agreement or any note evidencing any Future Advance as Holder may determine in its sole discretion.

15. Waivers by Maker As to this Note, the Mortgage, the Related Agreements and any other instruments securing the indebtedness, Maker and all guarantors, sureties and endorsers, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note (except notice of default specifically provided for in the Mortgage and the Related Agreements). To the extent permitted by law, Maker further waives all benefit that might accrue to Maker by virtue of any present or future laws exempting the Property, or any other property, real or personal, or the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to foreclose the Mortgage, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment. Maker agrees that any real estate or any personalty that may be levied upon pursuant to a judgment obtained by virtue of this Note, or any writ of execution issued thereon, may be sold in whole or in part in any order desired by Holder.

16. Maker Not Released No delay or omission of Holder to exercise any of its rights and remedies under this Note, the Mortgage or any Related Agreements at any time following the happening of an Event of Default shall constitute a waiver of the right of Holder to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. This Note, or any payment hereunder, may be extended from time to time by agreement in writing between Maker and Holder without in any other way affecting the liability and obligations of Maker and endorsers, if any.

17. Nonrecourse Except as otherwise set forth in this section, Holder's recourse under this Note, the Mortgage and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the rents and all other income arising therefrom, the other assets of Maker arising out of the Property which are given as collateral for this Note, and any other collateral given in writing to Holder as security for repayment of this Note (all of the foregoing are collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

(a) Holder may, in accordance with the terms of this Note, the Mortgage or any Related Agreement: (i) foreclose the lien of the Mortgage, (ii) take appropriate action to enforce this Note, the Mortgage and any Related Agreements to realize upon and/or protect the Loan Collateral,
      (iii) name Maker as a party defendant in any action brought under this Note, the Mortgage or any Related Agreement so long as the exercise of any remedy is limited to the Loan Collateral, (iv) pursue all of its rights and remedies against any guarantor or surety or master tenant, whether or not such guarantor or surety or master tenant is a partner, member or other owner of Maker, (v) pursue all of its rights and remedies against Maker and the indemnitors under that certain Environmental Indemnity Agreement of even date herewith;

(b)   Holder  may seek  damages  or other  monetary  relief,  to the extent of actual monetary loss, or any other remedy at law or in equity against Maker, any general partner of Maker and the indemnitors/guarantors under that certain Nonrecourse Exception Indemnity Agreement of even date herewith ("Nonrecourse Indemnitors") by reason of or in connection with (i) the failure of Maker to pay to Holder, upon demand, all rents, issues and profits of the Property to which Holder is entitled pursuant to this Note, the Mortgage or the Related Agreements following an Event of Default, (ii) any waste of the Property or any willful act or omission by Maker which damages or materially reduces the value of the Property or other collateral, (iii) the failure to apply all rents, issues and profits from the Property to the payment of operating expenses, real estate taxes, insurance premiums, capital repair items, and the payment of sums due and owing under this Note, the Mortgage or the Related Agreements prior to any other expenditure or distribution by Maker, (iv) the failure to account for and to turn over tenant security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under this Note, the Mortgage or any Related Agreements, (v) any modification, termination or cancellation of any lease of all or any portion of the Property without Holder's prior written consent, if and to the extent such consent is required under the Mortgage or the Related Agreements and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property, or (vi) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Holder in connection with the enforcement of this Note, the Mortgage or the Related Agreements or a deed-in-lieu of foreclosure;

(c)   Holder  may seek  damages  or other  monetary  relief,  to the extent of actual monetary loss, or any other remedy at law or in equity against Maker by reason of or in connection with: (i) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property; (ii) the failure to pay real estate taxes up to the date of any foreclosure sale or deed in lieu of foreclosure under this Note, the Mortgage or any Related Agreements; (iii) the failure to maintain casualty and liability insurance as required under the
      Mortgage or the Related Agreements or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of this Note, the Mortgage or any Related Agreements; or (iv) a default by Maker with respect to leases of five percent (5%) or more of the units in the Property; and

(d) Maker, any general partners of Maker and the Nonrecourse Indemnitor(s) shall become personally liable for payment of the indebtedness evidenced by this Note and performance of all other obligations of Maker under this Note, the Mortgage and the Related Agreements upon the occurrence of any of the following: (i) fraud or willful misrepresentation of a material fact by Maker, any general partners of Maker, or the Nonrecourse Indemnitor(s) in connection with this Note, the Mortgage or the Related Agreements or any request for any action or consent by Holder, (ii) the occurrence of any transfer of any interest in the Maker or the Property in violation of the terms of this Note, the Mortgage or the Related Agreements, (iii) the voluntary encumbrance of the Property or any part thereof or of any ownership interest in the Maker or its constituents in violation of the terms of this Note, Mortgage or the Related Agreements, or (iv) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law or any similar federal or state law, shall be filed by, consented to, or acquiesced in by Maker, any general partner of Maker, or any Nonrecourse Indemnitor(s).

      In addition, Maker, any general partners of Maker and the Nonrecourse Indemnitor(s) shall be responsible for any costs and expenses incurred by Holder in connection with the collection of any amounts for which Maker, its general partners, if any, and the Nonrecourse Indemnitor(s) are personally liable under this section, including reasonable attorneys' fees and expenses, court costs, filing fees, and all other costs and expenses incurred in connection therewith.

18. Successors and Assigns The provisions of this Note shall be binding upon Maker and its legal representatives, successors and assigns and shall inure to the benefit of any Holder and its successors and assigns. In the event Maker is composed of more than one party, obligations arising from this Note are and shall be joint and several as to each such party.

19. Remedies Cumulative The remedies of Holder as provided in this Note, or in the Mortgage or the Related Agreements, and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Holder, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Note, conferred upon or reserved to Holder is intended to be exclusive of any other remedy provided in this Note, the Mortgage or any of the Related Agreements or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under the Mortgage or the Related Agreements or hereunder or now or hereafter existing at law or in equity or by statute.

20. Notices All notices, written confirmation of wire transfers and all other communications with respect to this Note shall be directed as follows: if to Holder, to Allstate Life Insurance Company, c/o Commercial Mortgage Division, Allstate Plaza Suite G5C, 3075 Sanders Road, Northbrook, Illinois 60062,
Attention: Servicing Manager, with a copy to Allstate Life Insurance Company, Investment Law Division, Allstate Plaza Suite G5A, 3075 Sanders Road, Northbrook, Illinois 60062; if to Maker, c/o AIMCO Properties, L.P., Stanford Place Three, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80234, Attention: Patti K. Fielding, Executive Vice President, with a copy to:
Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202, Attention: Gwendolyn C. Allen, Esq.; or at such other place as Holder or Maker may from time to time designate in writing. All notices shall be in writing and shall be (a) hand-delivered, (b) sent by United States express mail or by private overnight courier, or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is earlier in time.

21. No Oral Modification This Note may not be modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, modification or discharge is sought.

22. Time Time is of the essence with regard to the performance of the obligations of Maker in this Note and each and every term, covenant and condition herein by or applicable to Maker.

23. Captions The captions and headings of the paragraphs of this Note are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

24. Replacement Note Upon receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Maker or, in the case of any such mutilation, upon surrender and cancellation of this Note, Maker will execute and deliver to Holder in lieu thereof, a replacement note dated as of the date of this Note, identical in form and substance to this Note and upon such execution and delivery all references in the Mortgage to this Note shall be deemed to refer to such replacement note.

25. Joint and Several Liability [INTENTIONALLY OMITTED].

26. Waiver of Jury Trial MAKER BY INITIALING BELOW AND HOLDER BY ACCEPTANCE HEREOF, FOR THEMSELVES AND THEIR SUCCESSORS, PERSONAL REPRESENTATIVES AND ASSIGNS, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHTS EITHER MAY HAVE NOW OR IN THE FUTURE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, INCLUDING WITHOUT LIMITATION ANY COUNTERCLAIM, CROSS CLAIM OR THIRD PARTY CLAIM, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE MORTGAGE OR RELATED AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. NEITHER MAKER NOR HOLDER NOR THEIR SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. MAKER REPRESENTS AND ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH 26 HAVE BEEN FULLY DISCUSSED BY MAKER AND HOLDER, THAT MAKER WAS ABLY REPRESENTED BY LICENSED COUNSEL IN THE NEGOTIATION OF THIS PARAGRAPH, THAT IT BARGAINED AT ARMS LENGTH AND IN GOOD FAITH AND WITHOUT DURESS OF ANY KIND FOR THE TERMS AND CONDITIONS OF THIS PARAGRAPH AND THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER ENTERING INTO THIS NOTE, THE MORTGAGE AND THE RELATED AGREEMENTS.

Maker's Initials _____________

27. Additional Advance. Upon completion of the Rehabilitation Work within thirty-six (36) months of the date hereof, Maker (but no successor, assign or permitted transferee of Maker) shall have the exclusive right to request an additional advance from Holder having a principal amount of not less than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) on a one-time basis within the first five (5) years of the term of this Note (the "Additional Advance"), subject to the following terms and conditions:

(a) Maker shall notify Holder in writing of its request for an Additional Advance under this Note. Maker's written request must be accompanied by: (i) a current certified rent roll for the Property; (ii) current certified operating statements for the Property; (iii) current financial statements in conformance with the terms and provisions of the Mortgage; and (iv) a non-refundable processing fee of $5,000.00. The processing of the request for an Additional Advance will not commence until Holder receives the foregoing items.

(b) Maker shall only have the right to elect to receive an Additional Advance provided that:


                  (i) there is no Event of Default or event  which,  with notice or the passage of time, or both, could result in an Event of Default by Maker under this Note, the Mortgage or any Related Agreement;

                  (ii) Holder is then making new mortgage loans on terms comparable to the terms of the loan evidenced by this Note, secured by properties comparable to the Property and the Property satisfies Holder's applicable underwriting criteria;

                  (iii) Holder, in its reasonable business judgment, has sufficient funds available for investment in commercial mortgages that match the duration of the Additional Advance. Maker understands that Holder's investments support and are matched to various insurance products sold by Holder. The availability of funds for any specific duration fluctuate on a daily basis due to, among other factors, the sales volume of the insurance products and other investment activity. Holder shall determine the availability of funds in its reasonable business judgment but cannot guaranty the availability of such funds;

                  (iv) the Property has  maintained a Debt  Coverage  Ratio,  as defined in the Mortgage, of not less than one hundred sixty-five percent (165%) for the twelve (12) month period ending upon the anticipated closing date of the Additional Advance;

                  (v) the Property has a projected Debt Coverage Ratio (utilizing a current interest rate for the Additional Advance Amount as estimated by Holder, and the total amount of the Loan, including the requested Additional Advance) of not less than one hundred sixty-five percent (165%) for the twelve (12) months from the anticipated closing date of the Additional Advance; and

                  (vi) the loan to value  ratio,  for the  total  amount  of the
            Loan, including the requested Additional Advance, as established by a current MAI appraisal prepared by an appraiser selected and engaged by Holder is no more than sixty-five percent (65%).

(c) Upon receipt of the appraisal and other information necessary to make the determination, Holder shall notify Borrower whether the conditions set forth in (b) above are satisfied. Following notification from Holder to Maker that all conditions precedent have been satisfied, Maker may, during the next ten (10) consecutive business days following Holder's notice (but no more frequently than once per day), request Holder to quote an interest rate applicable to the Additional Advance at that time, with the understanding that interest rates fluctuate constantly with changes in the financial markets. Maker may then notify Holder orally, followed by written notice (which may be given by facsimile, followed by original overnight delivery) immediately following any such quote, of its definitive election to accept the Additional Advance at the rate quoted. No quote shall be given or accepted later than 1:00 p.m. Chicago time. Along with Maker's written notice of its definitive election to accept the Additional Advance, Maker shall deposit a sum with Holder equal to three percent (3%) of the Additional Advance Amount. Such deposit, less Holder's costs and expenses, shall be returned to Maker at the closing of the Additional Advance.

(d) The interest rate quoted shall be Holder's interest rate for loans with the same duration as the Additional Advance and otherwise comparable to the loan evidenced by this Note on the day Maker definitively notifies Holder of its election to request an Additional Advance. The Additional Advance shall be co-terminus with this Note and shall be amortized over the remaining schedule of this Note.

(e) Maker shall pay any costs and expenses, including legal fees, incurred by Holder or otherwise involved with the Additional Advance.

(f) At Holder's option, the Additional Advance shall be evidenced by an amendment to this Note or by the execution of a new note. Maker further agrees to execute and/or deliver to Holder any other documentation reasonably requested by Holder, including without limitation, opinions of counsel and title endorsements, all of which shall be satisfactory to Holder in Holder's reasonable discretion.

                              [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Maker has caused this Additional Mortgage Note to be duly executed on the date first above written.

                                     MAKER:

                                     SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership

                                    By:   Shelter    Realty   IV   Corporation
                                          (d/b/a     Shelter     Realty     IV
                                          Corporation  of South  Carolina),  a
                                          South  Carolina   corporation,   its
                                          Managing General Partner

                                    By:   /s/Thomas M. Herzog
                                          Thomas M. Herzog, Executive Vice
                                          President and Chief Accounting
                                          Officer

                                                                Exhibit 10(iii)p

THIS INSTRUMENT IS NOT SUBJECT TO DOCUMENTARY STAMP TAX PURSUANT TO FLORIDA ADMINISTRATIVE CODE RULE 12B-4.054(1)(a) AND IT IS ALSO NOT SUBJECT TO NON-RECURRING INTANGIBLE TAX PURSUANT TO FLORIDA CODE SECTION 199.145(4)(a). THIS MODIFICATION, RESTATEMENT AND CONSOLIDATION OF NOTES IS GIVEN IN RENEWAL AND IN SUBSTITUTION FOR THE FOLLOWING NOTES: FIRST MORTGAGE NOTE DATED OCTOBER 28, 1992, IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,951,240.00; SECOND MORTGAGE NOTE DATED OCTOBER 28, 1992, IN THE ORIGINAL PRINCIPAL AMOUNT OF $493,337.00; EACH AS CONSOLIDATED, AMENDED AND RESTATED BY THAT CERTAIN CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE (VARIABLE LOAN) DATED NOVEMBER 1, 2002, IN THE ORIGINAL PRINCIPAL AMOUNT OF $25,704,900.00; AND AN ADDITIONAL MORTGAGE NOTE OF EVEN DATE HEREWITH IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,917,227.25. THE ORIGINAL PRIOR NOTES, AS MODIFIED ARE ATTACHED HERETO. THE CURRENT PRINCIPAL BALANCE OUTSTANDING UNDER SAID NOTES IS $40,000,000.00 AND THE OBLIGOR HEREUNDER IS THE SAME OBLIGOR AS THE OBLIGOR UNDER SAID NOTES. ALL FLORIDA DOCUMENTARY STAMPS AND NON-RECURRING INTANGIBLE TAXES WERE PAID WITH RESPECT TO THE
FOREGOING PRIOR NOTES IN CONNECTION WITH THE RECORDATION OF THE MORTGAGES SECURING SUCH NOTES AND RECORDED IN THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA. ACCORDINGLY, THIS NOTE IS AN EXEMPT RENEWAL NOTE PURSUANT TO SECTION 201.09 OF FLORIDA STATUTES.


                                               ALLSTATE LIFE INSURANCE COMPANY
                                                               LOAN NO. 122660


             MODIFICATION, RESTATEMENT AND CONSOLIDATION OF NOTES

      THIS MODIFICATION, RESTATEMENT AND CONSOLIDATION OF NOTES (the "Note") dated as of the 22nd day of August, 2005, by and between SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership ("Maker"), and ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation ("Holder").

                              W I T N E S S E T H :

      WHEREAS, Maker made that certain First Mortgage Note dated October 28, 1992, payable to the order of First Commonwealth Realty Credit Corporation, a Virginia corporation ("First Commonwealth"), in the original principal amount of Fifteen Million Nine Hundred Fifty-One Thousand Two Hundred Forty and No/100 Dollars ($15,951,240.00), and that certain Second Mortgage Note dated October 28, 1992, payable to the order of First Commonwealth, in the original principal amount of Four Hundred Ninety-Three Thousand Three Hundred Thirty-Seven and No/100 Dollars ($493,337.00), each as assigned from First Commonwealth to Marine Midland Bank, N.A. (n/k/a HSBC Bank, USA), a national banking association, as Trustee for the Registered Holders of Structured Asset Securities Trust I's Collateralized Mortgage Obligations Series 1992-M1 ("HSBC"), pursuant to those certain undated Allonges, each as assigned from HSBC to GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), pursuant to that certain Assignment of Note, Mortgage, and Other Loan Documents dated November 1, 2002, recorded in the Official Records in Book 10789, Page 1296 of the Public Records of Duval County, Florida, and pursuant to that certain Assignment of Note, Mortgage, and Other Loan Documents dated November 1, 2002, recorded in the Official Records in Book 10789, Page 1310 of the Public Records of Duval County, Florida (collectively, the "Assignments"), each as consolidated, amended and restated pursuant to that certain Consolidated, Amended and Restated Multifamily Note (Variable Loan) dated November 1, 2002, payable to the order of GMAC, in the original principal amount of Twenty-Five Million Seven Hundred Four Thousand Nine Hundred and No/100 Dollars ($25,704,900.00), as assigned from GMAC to Fannie Mae, a corporation organized under the laws of the United States of America ("Fannie Mae"), pursuant to that certain undated Allonge (such Notes, as consolidated, amended, modified, extended, restated, replaced or substituted are hereinafter collectively referred to as the "Fannie Mae Note"), and that certain Additional Mortgage Note of even date herewith, payable to the order of Holder, in the original principal amount of Fifteen Million Nine Hundred Seventeen Thousand Two Hundred Twenty-Seven and 25/100 Dollars ($15,917,227.25) (the "Additional Mortgage Note").

      WHEREAS, the Fannie Mae Note has been purchased by and assigned to Holder, and Holder is now the owner and holder of the Fannie Mae Note and the Additional Mortgage Note.

      WHEREAS, as of the date hereof, the outstanding principal balance owing and undrawn amount remaining under the Fannie Mae Note is Twenty-Four Million Eighty-Two Thousand Seven Hundred Seventy-Two and 75/100 Dollars ($24,082,772.75); and the outstanding principal balance owing under the Additional Mortgage Note is Fifteen Million Nine Hundred Seventeen Thousand Two Hundred Twenty-Seven and 25/100 Dollars ($15,917,227.25).

      NOW THEREFORE,  in consideration of the foregoing,  and for other good and
valuable   consideration,   receipt   and   sufficiency   of  which  are  hereby
acknowledged, Maker and Holder hereby agree as follows:

      A. Incorporation of Recitals. The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully set forth herein.

      B. Modification, Restatement and Consolidation of the Fannie Mae Note and the Additional Mortgage Note. The obligations of Maker under the Fannie Mae Note and the Additional Mortgage Note are hereby ratified and confirmed in all respects, and the Fannie Mae Note and the Additional Mortgage Note are hereby modified, restated and consolidated in their entirety to read as follows:

    *********************************************************************

                                               ALLSTATE LIFE INSURANCE COMPANY
                                                               LOAN NO. 122660


                                  MORTGAGE NOTE


                      $40,000,000.00 Jacksonville, Florida
                                                                 August 22, 2005

1. Payment of Principal and Interest FOR VALUE RECEIVED, SHELTER PROPERTIES IV LIMITED PARTNERSHIP, a South Carolina limited partnership (the "Maker"), hereby promises to pay to the order of ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation, and any subsequent holder of this Note ("Holder" or "Holders") in the manner hereinafter provided, the principal amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) together with interest on the outstanding principal balance from the date of the initial disbursement (for purposes of this Note, "disbursement" means the date funds are wire transferred from Holder's account) of all or a part of the principal of this Note ("Disbursement Date") until maturity at the rate of four and eighty-seven hundredths (4.87%) per annum ("Contract Rate") as follows:

(a) on the Disbursement Date, interest only, in advance, accruing from the Disbursement Date to September 4, 2005, both inclusive; and

(b) in arrears, on the fifth day of October, 2005, and on the fifth day of each month thereafter until the fifth day of September, 2007, inclusive, interest in consecutive equal installments of ONE HUNDRED SIXTY-TWO THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($162,333.33); and

(c) in arrears, on the fifth day of October, 2007, and on the fifth day of each month thereafter until this Note matures, principal and interest in consecutive equal installments of TWO HUNDRED THIRTY THOUSAND EIGHT HUNDRED SIXTEEN AND 39/100 DOLLARS ($230,816.39) (the initial payment and each subsequent payment shall each hereinafter be referred to as
      "Monthly Payment"), which amount is calculated using an amortization period of three hundred (300) months, provided that, in the event that
      (i) Maker completes within thirty-six (36) months of the date hereof the rehabilitation work described in that certain Completion Guaranty of even date herewith by Maker in favor of Holder (collectively, the "Rehabilitation Work"), and (ii) the Property (as defined below) achieves gross rental income of at least EIGHT MILLION SEVEN HUNDRED TWENTY-FOUR THOUSAND AND NO/100 DOLLARS ($8,724,000.00) from not more than ninety-five percent (95%) of the units within thirty-six (36) months of the date hereof, then such installments for the remaining term of this Note shall be calculated using an amortization period of three hundred sixty (360) months, and further provided that, in the event that requirements (i) and (ii) are not satisfied within thirty-six (36) months from the date hereof, then such installments for the remaining term of this Note shall be calculated using an amortization period of two hundred forty (240) months; and

(d) on September 5, 2012, the entire unpaid principal amount and any interest accrued but remaining unpaid and all other sums due under this Note.

Except for the interest payable under paragraph (a) above, interest shall be payable in arrears and calculated on the basis of a 360-day year containing twelve 30-day months. All such payments on account of the indebtedness evidenced by this Note shall be first applied to interest accrued on the unpaid principal amount, and the remainder toward reduction of the unpaid principal amount.

2. Payment Information All payments required to be made hereunder shall be made during regular business hours to Holder at its office c/o Commercial Mortgage Division, Allstate Plaza South, Suite G5C, 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Servicing Manager, with sufficient information to identify the source and application of such payment to Holder's Loan #122660, or at such other place as Holder may from time to time designate in writing. All payments shall be made in currency of United States of America without presentment or surrender of this Note. Payments to Holder shall be made by transferring immediately available federal funds by bank wire or interbank transfer for the account of Holder. Any payment of principal or interest received after 1:00 p.m. Chicago time shall be deemed to have been received by Holder on the next business day and shall bear interest accordingly. If and so long as Holder directs Maker to make payments to a servicing agent, then payments may be made by check. Payments made by check will not be deemed made until such check has cleared and available funds for such check are received by Holder or the servicing agent.

3. Security For Note The payment of this Note and all other sums due Holder is secured by a Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement ("Mortgage"), of even date herewith, granted by Maker to Holder, as Mortgagee, covering certain real property, the improvements thereon and certain personal property situated in the County of Duval, State of Florida and described in the Mortgage ("Property"), and those certain instruments of indebtedness and security described as "Related Agreements" in the Mortgage. Except as otherwise defined herein, all of the defined terms contained in the Mortgage and the Related Agreements are hereby incorporated herein by express reference.

4. Late Charges If any Monthly Payment required under this Note is not paid in full on or before the ninth day of the month in which such payment is due, Maker acknowledges that the Holder will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment ("Late Charge") would be a fair approximation of the expense so incurred by Holder. If applicable law requires a lesser charge, however, then the maximum charge permitted by such law may be charged by Holder for said purpose. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of Holder to collect any other amounts provided to be paid hereunder or under the Mortgage, the Related Agreements or any other instrument executed for purposes of further securing payment of the obligations evidenced by this Note, or to declare an Event of Default as defined below, pay to Holder immediately upon demand the Late Charge to compensate Holder for expenses incurred in handling delinquent payments.

5. Interest Payable Upon Default If there occurs an Event of Default under this Note or the Mortgage or under any Related Agreement, then the unpaid principal amount of this Note, and all accrued and unpaid interest thereon shall bear interest at the lesser of either (i) the Contract Rate plus five percent (5%) per annum compounded monthly or (ii) the highest rate allowed by applicable law ("Default Rate") from the date of expiration of any applicable cure or grace period until such time, if any, as the Event of Default is cured and the Mortgage and this Note are reinstated as permitted by applicable law, or otherwise until such time as the unpaid principal amount of this Note and all other indebtedness evidenced by this Note are fully repaid, whichever is earlier.

6.    Events of Default An "Event of Default" shall exist under this Note

(a) in the event Maker shall fail to make any payment due under this Note, other than the final payment and Prepayment Premium, on or before the fifth day of the month in which such payment is due;

(b) in the event Maker shall fail to make the final payment or the Prepayment Premium when such payment is due or

(c) if there shall exist an Event of Default under the Mortgage or any of the Related Agreements.

7. Additional Payments The additional payments called for under paragraphs 4 and 5 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note, the Mortgage or in any Related Agreements, or otherwise provided by law.

8.    Payment of Taxes and Expenses.

(a) Maker further promises to pay to Holder, immediately upon written notice from Holder: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Holder (exclusive of Holder's income taxes) by reason of the making or recording of this Note, the Mortgage or any of the Related Agreements, and (ii) all intangible property taxes levied upon any Holder of this Note or mortgagee under the Mortgage or secured party under the Related Agreements.

(b) Maker further promises to pay to Holder, immediately upon written notice from Holder, all actual costs, expenses, disbursements, escrow fees, title charges and reasonable legal fees and expenses incurred by Holder and its counsel in connection with (i) the collection, attempted collection, or negotiation and documentation of any settlement or workout of any payment due hereunder, and (ii) any suit or proceeding whatsoever at all trial and appellate levels in regard to this Note or the protection or enforcement of the lien of any instrument securing this Note, including, without limitation, in any bankruptcy proceeding or judicial or nonjudicial foreclosure proceeding. It is the intent of the parties that Maker pay all expenses and reasonable attorneys' and paralegals' fees incurred by Holder as a result of Holder's entering into the loan transaction evidenced by this Note.

9. Prepayment Maker is prohibited from prepaying this Note until September 5, 2007 (the "No-Prepayment Period"). Subsequent to the No-Prepayment Period, at any time, with thirty (30) days prior written notice to Holder, specifying the date of prepayment, Maker will have the privilege of prepaying the outstanding principal amount together with any accrued but unpaid interest, any other sums secured by the Mortgage and the Related Agreements, and a prepayment premium ("Prepayment Premium") equal to the greater of (a) 1% of the principal amount prepaid, or (b) the yield maintenance payment calculated as follows:

      If the Prevailing Interest Rate is less than the Contract Rate, the Yield Maintenance Payment shall be the remainder of (x) minus (y) where "(x)" is the present value of all unpaid installments of principal and interest due under this Note from the date of prepayment to and including the original maturity date of this Note, discounted at the Prevailing Interest Rate, and "(y)" is the outstanding principal balance of this Note as of the prepayment date. The term "Prevailing Interest Rate" as used herein shall mean the yield to maturity on a United States Treasury Bond or Treasury Note, without call options, selected by Holder having a maturity date as near as possible to the original maturity date of this Note and an "ask" price, as close as possible to par (as published two weeks prior to the specified date of prepayment in The Wall Street Journal or similar publication or available from the Federal Reserve Bank of New York), plus fifty (50) basis points, less the Basis Point Adjustment as computed in accordance with Exhibit A attached hereto to convert the monthly payment to a semi-annual equivalent.

      No Prepayment Premium shall be due on the principal balance prepaid within the thirty (30) day period prior to the original maturity date of this Note. Written notice of Maker's election to make a prepayment in full of this Note shall be given in the manner provided for notices under the Mortgage. Partial prepayment of the outstanding principal amount of this Note shall not be permitted except in accordance with the terms of the Mortgage. In the event of such a permitted partial prepayment, the Prepayment Premium calculated in this Paragraph 9 shall be prorated based on the amount of the partial prepayment relative to the then current outstanding principal balance of this Note.

      Maker acknowledges that Holder:

(a) has advanced the amounts evidenced by this Note with the expectation that such amounts would be outstanding for a period at least equal to the No-Prepayment Period;

(b) would not have been willing to advance such amounts on these terms for a shorter period of time;

(c) in making the loan evidenced by this Note, is relying on Maker's creditworthiness and its agreement to pay in strict accordance with the terms set forth in the Note; and

(d) would not make the loan without full and complete assurance by Maker of its agreement not to prepay all or a part of the principal of this Note except as expressly permitted herein and in the Mortgage. Maker has been advised and acknowledges that Holder is relying on the receipt of payments under this Note to, among other things, match and support its obligations under contracts entered into by Holder with third parties and that in the event of a prepayment, Holder could suffer loss and additional expenses which are extremely difficult and impractical to ascertain. Accordingly, it is the express intent of Maker and Holder that (i) Maker shall have no right to prepay this Note during the No-Prepayment Period, (ii) any prepayment of this Note during the No-Prepayment Period shall only occur in the event Holder accelerates payment under this Note or as otherwise set forth in the Mortgage,
      (iii) any prepayment described in foregoing clause (ii) shall (unless otherwise expressly permitted in the Mortgage) require the payment of a Prepayment Premium calculated as provided for hereinabove; and (iv) to the extent permitted by applicable law, Maker has waived, and hereby waives, any right to prepay this Note except as expressly provided in the Mortgage or this Note. In the event, notwithstanding the foregoing express intent of Maker and Holder and the express waiver by Maker of any right to prepay this Note, that the applicable law of the jurisdiction in which the Property is located permits the Maker to prepay this Note during the No-Prepayment Period, then the Prepayment Premium described in clause (iii) above shall be paid to Holder as a condition to any such prepayment.

      Maker expressly acknowledges that, pursuant to the provisions of this Note and except as otherwise provided in this Note or the Mortgage, Maker has no right to prepay this Note in whole or in part. In the event any prepayment is required or expressly permitted, Maker shall be liable for the payment of the Prepayment Premium unless expressly stated otherwise in the Mortgage. Furthermore, Maker waives any rights it may have under any applicable state laws as they relate to any prepayment restrictions contained in this paragraph 9 or otherwise contained in this Note and expressly acknowledges that Holder has made the loan in reliance upon such agreements and waiver of Maker and that Holder would not have made the loan without such agreements and waiver of Maker. Maker acknowledges that specific weight has been given to the consideration given for such agreements, which consideration is the granting of the loan.

10. Evasion of Prepayment Premium Maker acknowledges that in the event of an acceleration of payment of this Note following an Event of Default by Maker, a tender of payment of an amount necessary to satisfy the entire indebtedness evidenced hereby, but not including the Prepayment Premium, made at any time prior to a foreclosure sale by Maker, its successors or assigns or by anyone on behalf of Maker, shall be presumed to be and conclusively deemed to constitute a deliberate evasion of the prepayment provisions hereof and shall constitute a prepayment hereunder and shall therefore be subject to the Prepayment Premium as calculated in accordance with this Note with the date of prepayment being deemed the date of occurrence of the foreclosure sale or the tender of payment of the amount necessary to pay the entire indebtedness evidenced hereby in full, including the Prepayment Premium.

11.   Maker's Covenants Maker agrees that:

(a) this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the state or commonwealth in which the Property is located;

(b) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C ss.1601, et seq. (1982);

(c) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers in the state or commonwealth in which the Property is located;

(d) at the option of the Holder, the United States District Court for the district in which the Property is located and any court of competent jurisdiction of the state or commonwealth in which the Property is located shall have jurisdiction in any action, suit or other proceeding arising out of or relating to any act taken or omitted hereunder or the enforcement of this Note, the Mortgage and the Related Agreements and Maker shall not assert in any such action, suit or other proceeding that it is not personally subject to the jurisdiction of such courts that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper;

(e)   it hereby waives any objections to venue; and

(f) it hereby waives its right to a trial by jury as set forth in paragraph 26 hereof.

12. Severability The parties hereto intend and believe that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and that the rights, obligations and interests of Maker and Holder under the remainder of this Note shall continue in full force and effect.

13. Usury Laws It is the intention of Maker and Holder to conform strictly to the usury laws now or hereafter in force in the state in which the Property is located, and any interest payable under this Note, the Mortgage, or any Related Agreement shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (a) canceled automatically to the extent that such interest exceeds the maximum legal rate; (b) if already paid, at the option of the Holder, either be rebated to Maker or credited on the principal amount of the Note or (c) if the Note has been prepaid in full, then such excess shall be rebated to Maker.

14. Acceleration Upon an Event of Default, Holder shall have the right, without demand or notice, to declare the entire principal amount of this Note and/or any Future Advance (as defined in the Mortgage) then outstanding, all accrued and unpaid interest thereon and all other sums payable under this Note, which shall include the Prepayment Premium (calculated as provided for in Paragraph 9 hereinabove), the Mortgage or any note evidencing any Future Advance, to be immediately due and payable and, notwithstanding the stated maturity in this Note or any note evidencing any Future Advance, all such sums declared due and payable shall thereupon become immediately due and payable. During the existence of such Event of Default, Holder may apply payments received on any amounts due under the Note, the Mortgage, any Related Agreement or any note evidencing any Future Advance as Holder may determine in its sole discretion.

15. Waivers by Maker As to this Note, the Mortgage, the Related Agreements and any other instruments securing the indebtedness, Maker and all guarantors, sureties and endorsers, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note (except notice of default specifically provided for in the Mortgage and the Related Agreements). To the extent permitted by law, Maker further waives all benefit that might accrue to Maker by virtue of any present or future laws exempting the Property, or any other property, real or personal, or the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to foreclose the Mortgage, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment. Maker agrees that any real estate or any personalty that may be levied upon pursuant to a judgment obtained by virtue of this Note, or any writ of execution issued thereon, may be sold in whole or in part in any order desired by Holder.

16. Maker Not Released No delay or omission of Holder to exercise any of its rights and remedies under this Note, the Mortgage or any Related Agreements at any time following the happening of an Event of Default shall constitute a waiver of the right of Holder to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. This Note, or any payment hereunder, may be extended from time to time by agreement in writing between Maker and Holder without in any other way affecting the liability and obligations of Maker and endorsers, if any.

17. Nonrecourse Except as otherwise set forth in this section, Holder's recourse under this Note, the Mortgage and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the rents and all other income arising therefrom, the other assets of Maker arising out of the Property which are given as collateral for this Note, and any other collateral given in writing to Holder as security for repayment of this Note (all of the foregoing are collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

(a) Holder may, in accordance with the terms of this Note, the Mortgage or any Related Agreement: (i) foreclose the lien of the Mortgage, (ii) take appropriate action to enforce this Note, the Mortgage and any Related Agreements to realize upon and/or protect the Loan Collateral,
      (iii) name Maker as a party defendant in any action brought under this Note, the Mortgage or any Related Agreement so long as the exercise of any remedy is limited to the Loan Collateral, (iv) pursue all of its rights and remedies against any guarantor or surety or master tenant, whether or not such guarantor or surety or master tenant is a partner, member or other owner of Maker, (v) pursue all of its rights and remedies against Maker and the indemnitors under that certain Environmental Indemnity Agreement of even date herewith;

(b)   Holder  may seek  damages  or other  monetary  relief,  to the extent of actual monetary loss, or any other remedy at law or in equity against Maker, any general partner of Maker and the indemnitors/guarantors under that certain Nonrecourse Exception Indemnity Agreement of even date herewith ("Nonrecourse Indemnitors") by reason of or in connection with (i) the failure of Maker to pay to Holder, upon demand, all rents, issues and profits of the Property to which Holder is entitled pursuant to this Note, the Mortgage or the Related Agreements following an Event of Default, (ii) any waste of the Property or any willful act or omission by Maker which damages or materially reduces the value of the Property or other collateral, (iii) the failure to apply all rents, issues and profits from the Property to the payment of operating expenses, real estate taxes, insurance premiums, capital repair items, and the payment of sums due and owing under this Note, the Mortgage or the Related Agreements prior to any other expenditure or distribution by Maker, (iv) the failure to account for and to turn over tenant security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under this Note, the Mortgage or any Related Agreements, (v) any modification, termination or cancellation of any lease of all or any portion of the Property without Holder's prior written consent, if and to the extent such consent is required under the Mortgage or the Related Agreements and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property, or (vi) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Holder in connection with the enforcement of this Note, the Mortgage or the Related Agreements or a deed-in-lieu of foreclosure;

(c)   Holder  may seek  damages  or other  monetary  relief,  to the extent of actual monetary loss, or any other remedy at law or in equity against Maker by reason of or in connection with: (i) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property; (ii) the failure to pay real estate taxes up to the date of any foreclosure sale or deed in lieu of foreclosure under this Note, the Mortgage or any Related Agreements; (iii) the failure to maintain casualty and liability insurance as required under the
      Mortgage or the Related Agreements or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of this Note, the Mortgage or any Related Agreements; or (iv) a default by Maker with respect to leases of five percent (5%) or more of the units in the Property; and

(d) Maker, any general partners of Maker and the Nonrecourse Indemnitor(s) shall become personally liable for payment of the indebtedness evidenced by this Note and performance of all other obligations of Maker under this Note, the Mortgage and the Related Agreements upon the occurrence of any of the following: (i) fraud or willful misrepresentation of a material fact by Maker, any general partners of Maker, or the Nonrecourse Indemnitor(s) in connection with this Note, the Mortgage or the Related Agreements or any request for any action or consent by Holder, (ii) the occurrence of any transfer of any interest in the Maker or the Property in violation of the terms of this Note, the Mortgage or the Related Agreements, (iii) the voluntary encumbrance of the Property or any part thereof or of any ownership interest in the Maker or its constituents in violation of the terms of this Note, Mortgage or the Related Agreements, or (iv) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law or any similar federal or state law, shall be filed by, consented to, or acquiesced in by Maker, any general partner of Maker, or any Nonrecourse Indemnitor(s).

      In addition, Maker, any general partners of Maker and the Nonrecourse Indemnitor(s) shall be responsible for any costs and expenses incurred by Holder in connection with the collection of any amounts for which Maker, its general partners, if any, and the Nonrecourse Indemnitor(s) are personally liable under this section, including reasonable attorneys' fees and expenses, court costs, filing fees, and all other costs and expenses incurred in connection therewith.

18. Successors and Assigns The provisions of this Note shall be binding upon Maker and its legal representatives, successors and assigns and shall inure to the benefit of any Holder and its successors and assigns. In the event Maker is composed of more than one party, obligations arising from this Note are and shall be joint and several as to each such party.

19. Remedies Cumulative The remedies of Holder as provided in this Note, or in the Mortgage or the Related Agreements, and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Holder, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Note, conferred upon or reserved to Holder is intended to be exclusive of any other remedy provided in this Note, the Mortgage or any of the Related Agreements or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under the Mortgage or the Related Agreements or hereunder or now or hereafter existing at law or in equity or by statute.

20. Notices All notices, written confirmation of wire transfers and all other communications with respect to this Note shall be directed as follows: if to Holder, to Allstate Life Insurance Company, c/o Commercial Mortgage Division, Allstate Plaza Suite G5C, 3075 Sanders Road, Northbrook, Illinois 60062,
Attention: Servicing Manager, with a copy to Allstate Life Insurance Company, Investment Law Division, Allstate Plaza Suite G5A, 3075 Sanders Road, Northbrook, Illinois 60062; if to Maker, c/o AIMCO Properties, L.P., Stanford Place Three, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80234, Attention: Patti K. Fielding, Executive Vice President, with a copy to:
Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202, Attention: Gwendolyn C. Allen, Esq.; or at such other place as Holder or Maker may from time to time designate in writing. All notices shall be in writing and shall be (a) hand-delivered, (b) sent by United States express mail or by private overnight courier, or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is earlier in time.

21. No Oral Modification This Note may not be modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, modification or discharge is sought.

22. Time Time is of the essence with regard to the performance of the obligations of Maker in this Note and each and every term, covenant and condition herein by or applicable to Maker.

23. Captions The captions and headings of the paragraphs of this Note are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

24. Replacement Note Upon receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Maker or, in the case of any such mutilation, upon surrender and cancellation of this Note, Maker will execute and deliver to Holder in lieu thereof, a replacement note dated as of the date of this Note, identical in form and substance to this Note and upon such execution and delivery all references in the Mortgage to this Note shall be deemed to refer to such replacement note.

25. Joint and Several Liability [INTENTIONALLY OMITTED].

26. Waiver of Jury Trial MAKER BY INITIALING BELOW AND HOLDER BY ACCEPTANCE HEREOF, FOR THEMSELVES AND THEIR SUCCESSORS, PERSONAL REPRESENTATIVES AND ASSIGNS, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHTS EITHER MAY HAVE NOW OR IN THE FUTURE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, INCLUDING WITHOUT LIMITATION ANY COUNTERCLAIM, CROSS CLAIM OR THIRD PARTY CLAIM, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE MORTGAGE OR RELATED AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. NEITHER MAKER NOR HOLDER NOR THEIR SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. MAKER REPRESENTS AND ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH 26 HAVE BEEN FULLY DISCUSSED BY MAKER AND HOLDER, THAT MAKER WAS ABLY REPRESENTED BY LICENSED COUNSEL IN THE NEGOTIATION OF THIS PARAGRAPH, THAT IT BARGAINED AT ARMS LENGTH AND IN GOOD FAITH AND WITHOUT DURESS OF ANY KIND FOR THE TERMS AND CONDITIONS OF THIS PARAGRAPH AND THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER ENTERING INTO THIS NOTE, THE MORTGAGE AND THE RELATED AGREEMENTS.

Maker's Initials _____________

27. Additional Advance. Upon completion of the Rehabilitation Work within thirty-six (36) months of the date hereof, Maker (but no successor, assign or permitted transferee of Maker) shall have the exclusive right to request an additional advance from Holder having a principal amount of not less than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) on a one-time basis within the first five (5) years of the term of this Note (the "Additional Advance"), subject to the following terms and conditions:

(a) Maker shall notify Holder in writing of its request for an Additional Advance under this Note. Maker's written request must be accompanied by: (i) a current certified rent roll for the Property; (ii) current certified operating statements for the Property; (iii) current financial statements in conformance with the terms and provisions of the Mortgage; and (iv) a non-refundable processing fee of $5,000.00. The processing of the request for an Additional Advance will not commence until Holder receives the foregoing items.

(b) Maker shall only have the right to elect to receive an Additional Advance provided that:


                  (i) there is no Event of Default or event  which,  with notice or the passage of time, or both, could result in an Event of Default by Maker under this Note, the Mortgage or any Related Agreement;

                  (ii) Holder is then making new mortgage loans on terms comparable to the terms of the loan evidenced by this Note, secured by properties comparable to the Property and the Property satisfies Holder's applicable underwriting criteria;

                  (iii) Holder, in its reasonable business judgment, has sufficient funds available for investment in commercial mortgages that match the duration of the Additional Advance. Maker understands that Holder's investments support and are matched to various insurance products sold by Holder. The availability of funds for any specific duration fluctuate on a daily basis due to, among other factors, the sales volume of the insurance products and other investment activity. Holder shall determine the availability of funds in its reasonable business judgment but cannot guaranty the availability of such funds;

                  (iv) the Property has  maintained a Debt  Coverage  Ratio,  as defined in the Mortgage, of not less than one hundred sixty-five percent (165%) for the twelve (12) month period ending upon the anticipated closing date of the Additional Advance;

                  (v) the Property has a projected Debt Coverage Ratio (utilizing a current interest rate for the Additional Advance Amount as estimated by Holder, and the total amount of the Loan, including the requested Additional Advance) of not less than one hundred sixty-five percent (165%) for the twelve (12) months from the anticipated closing date of the Additional Advance; and

                  (vi) the loan to value  ratio,  for the  total  amount  of the
            Loan, including the requested Additional Advance, as established by a current MAI appraisal prepared by an appraiser selected and engaged by Holder is no more than sixty-five percent (65%).

(c) Upon receipt of the appraisal and other information necessary to make the determination, Holder shall notify Borrower whether the conditions set forth in (b) above are satisfied. Following notification from Holder to Maker that all conditions precedent have been satisfied, Maker may, during the next ten (10) consecutive business days following Holder's notice (but no more frequently than once per day), request Holder to quote an interest rate applicable to the Additional Advance at that time, with the understanding that interest rates fluctuate constantly with changes in the financial markets. Maker may then notify Holder orally, followed by written notice (which may be given by facsimile, followed by original overnight delivery) immediately following any such quote, of its definitive election to accept the Additional Advance at the rate quoted. No quote shall be given or accepted later than 1:00 p.m. Chicago time. Along with Maker's written notice of its definitive election to accept the Additional Advance, Maker shall deposit a sum with Holder equal to three percent (3%) of the Additional Advance Amount. Such deposit, less Holder's costs and expenses, shall be returned to Maker at the closing of the Additional Advance.

(d) The interest rate quoted shall be Holder's interest rate for loans with the same duration as the Additional Advance and otherwise comparable to the loan evidenced by this Note on the day Maker definitively notifies Holder of its election to request an Additional Advance. The Additional Advance shall be co-terminus with this Note and shall be amortized over the remaining schedule of this Note.

(e) Maker shall pay any costs and expenses, including legal fees, incurred by Holder or otherwise involved with the Additional Advance.

(f) At Holder's option, the Additional Advance shall be evidenced by an amendment to this Note or by the execution of a new note. Maker further agrees to execute and/or deliver to Holder any other documentation reasonably requested by Holder, including without limitation, opinions of counsel and title endorsements, all of which shall be satisfactory to Holder in Holder's reasonable discretion.

    *********************************************************************
      C. Ratification of Indebtedness. Maker hereby ratifies and confirms that the Fannie Mae Note and the Additional Mortgage Note, as modified, restated and consolidated hereby, evidence a principal indebtedness of Forty Million and No/100 Dollars ($40,000,000.00), and that said principal indebtedness is due, owing, and payable by Maker in accordance with the terms and provisions set forth above without setoff, defense or counterclaim.

      D. Security. The Fannie Mae Note and the Additional Mortgage Note, as modified, restated and consolidated hereby, are secured by that certain First Mortgage and Security Agreement dated October 28, 1992, made by Maker for the benefit of First Commonwealth and recorded in the Official Records in Book 7445, Page 1667 of the Public Records of Duval County, Florida, as assigned from First Commonwealth to HSBC pursuant to that certain Assignment of First Mortgage dated October 28, 1992, and recorded in the Official Records in Book 7482, Page 761 of the Public Records of Duval County, Florida, and by that certain Second Mortgage and Security Agreement dated October 28, 1992, made by Maker for the benefit of First Commonwealth and recorded in the Official Records in Book 7445, Page 1751 of the Public Records of Duval County, Florida, as assigned from First Commonwealth to HSBC pursuant to that certain Assignment of Second Mortgage dated October 28, 1992, and recorded in the Official Records in Book 7487, Page 795 of the Public Records of Duval County, Florida, each as assigned from HSBC to GMAC pursuant to the Assignments, each as consolidated, amended and restated pursuant to that certain Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement dated November 1, 2002, made by Maker for the benefit of GMAC and recorded in the Official Records in Book 10789, Page 1324 of the Public Records of Duval County, Florida, as assigned to Fannie Mae pursuant to that certain Assignment of Security Instrument (Multifamily Mortgage) dated November 1, 2002, and recorded in the Official Records in Book 10842, Page 1980 of the Public Records of Duval County, Florida, as assigned to Holder pursuant to that certain Assignment of Mortgage of even date herewith, and as modified and restated by the Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement between Maker and Holder of even date herewith.

      E. No Substitution or Novation. Nothing in this Note shall be construed as a substitution or novation of Maker's indebtedness to Holder evidenced by the Fannie Mae Note or the Additional Mortgage Note, which shall remain in full force and effect, as hereby modified, restated and consolidated.

      F. Successors and Assigns. This Note binds the parties hereto, their heirs, successors and assigns.

      G. Headings. The headings used herein are for purposes of convenience only and should not be used in construing provisions hereof.

      H. Counterparts. This Note may be executed in any number of counterparts, each of which shall be an original but all of which, together, shall constitute one and the same instrument.

      I. Governing Law. This Note shall be construed and interpreted in accordance with the laws of the State of Florida.

      J. Amendment, Restatement and Merger of All Prior Loan Documents. Any loan document evidencing, securing or executed in connection with the Fannie Mae Note shall be deemed amended and restated in its entirety by, and merged into, the Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, the Note and the other Loan Documents of even date herewith.



                              [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Maker has caused this Note to be duly executed on the date first above written.

                                     MAKER:

                                    SHELTER      PROPERTIES     IV     LIMITED
                                    PARTNERSHIP,   a  South  Carolina  limited
                                    partnership

                                    By:   Shelter    Realty   IV   Corporation
                                          (d/b/a     Shelter     Realty     IV
                                          Corporation  of South  Carolina),  a
                                          South  Carolina   corporation,   its
                                          Managing General Partner

                                    By:   /s/Thomas M. Herzog
                                          Thomas  M.  Herzog,  Executive  Vice
                                          President   and   Chief   Accounting
                                          Officer


                                     HOLDER:

                                    ALLSTATE LIFE INSURANCE COMPANY, an
                                    Illinois corporation

                                    By:
                                         Name: /s/John Glazbrook
                                         Title:Authorized Signatory

                                                              Exhibit 10(iii)(q)



                                                                 Loan No. 122660

                  NONRECOURSE EXCEPTION INDEMNITY AGREEMENT

      THIS NONRECOURSE EXCEPTION INDEMNITY AGREEMENT (this "Agreement"), is dated as of the 22nd day of August, 2005, by AIMCO PROPERTIES, L.P., a Delaware limited partnership, having an address at Stanford Place Three, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80234, Attention: Patti K. Fielding, Executive Vice President (the "Indemnitor"), in favor of ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company having an address at 3075 Sanders Road, Suite G5C, Northbrook, Illinois 60062 (the "Lender").

                                    RECITALS

      A. Shelter Properties IV Limited Partnership, a South Carolina limited partnership (the "Borrower") is the present owner of the real and personal property located at 7915 Baymeadows Circle East, Jacksonville, Duval County, Florida 32256 and legally described on Exhibit "A" attached hereto and made a part hereof (the "Property");

      B. Certain of the ownership interests in Borrower are owned or controlled directly or indirectly by the Indemnitor;

      C. Borrower has executed and delivered to Lender that certain Modification, Restatement and Consolidation of Notes of even date herewith (the "Note"), in the principal sum of FORTY MILLION AND NO/100 DOLLARS
($40,000,000.00). The Note is secured by that certain Second Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement of even date therewith (the "Mortgage") encumbering the Property and also by certain Related Agreements (all of the foregoing being collectively referred to herein as the "Loan Documents"). Borrower and the Indemnitor will benefit from the disbursement of the loan (the "Loan") evidenced by the Note and secured by the Mortgage Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Documents;

      D. The assumption by Indemnitor of the obligations under this Agreement will result in an indirect financial benefit to Indemnitor and in a direct financial benefit to the Borrower, thereby enhancing Indemnitor's financial interest in Borrower and in the Property; and

      E. As a condition to making the Loan to Borrower Lender requires the execution of this Agreement.

      NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the meanings given such terms in the Mortgage and the Related Agreements.

2.          The Retained Liabilities.

(a) Indemnitor hereby agrees that it shall be unconditionally, irrevocably, absolutely and personally liable to Lender for the full and unconditional payment when due of the Retained Liabilities and that Allstate may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Indemnitor by reason of or in connection with the Retained Liabilities (as hereinafter defined).

(b) As used in this Agreement, the term "Retained Liabilities" shall mean any and all actual monetary losses, costs, damages, fees (including, without limitation, attorneys' fees), expenses, charges, amounts paid in settlement, fines, penalties, engineers' fees and investigation costs, litigation costs, and any and all other liabilities of whatever kind or nature, imposed upon, suffered or incurred by, or asserted against Lender and directly or indirectly arising out of or in connection with any of the following:

(i) the failure of Borrower to pay to Allstate, upon demand, all rents, issues and profits of the Property to which Allstate is entitled pursuant to the Loan Documents following an Event of Default under the Loan Documents;

(ii) any waste of the Property or any willful act or omission by Borrower which damages or materially reduces the value of the Property or any of the Collateral;

(iii) the failure to apply all rents, issues and profits from the Property to the payment of operating expenses, real estate taxes, insurance premiums, capital repair items, and the payment of sums due and owing under the Loan Documents prior to any other expenditure or distribution by Borrower;

(iv) the failure to account for and to turn over tenant security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under any of the Loan Documents;

(v) any modification, termination or cancellation of any Lease of all or any portion of the Property without the Lender's prior written consent, if and to the extent such consent is required under the Loan Documents, and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property; or

(vi) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Allstate in connection with the enforcement of the Loan Documents or a deed-in-lieu of foreclosure.

3.          Guaranty of Payment of the Debt.

(a) Indemnitor hereby guarantees to the Lender the full and unconditional payment, when due (whether by acceleration or otherwise), of each and every Debt (as hereinafter defined) of the Borrower, regardless of the validity, regularity, or enforceability, in whole or in part, of any such Debt or of any transaction in which it arose or was incurred. Notwithstanding the foregoing, Lender agrees not to enforce Indemnitor's agreement to pay the Debt, unless and until one of the following shall occur:

(i) fraud or willful misrepresentation of a material fact by Borrower, any general partner of Borrower or any Indemnitor in connection with the Loan or any request for any action or consent by Allstate;

(ii) a Transfer of any interest in the Borrower or all or any portion of the Property or any interest therein in violation of the terms of the Loan Documents;

(iii) the incurrence by Borrower of any indebtedness in violation of the terms of the Loan Documents (whether secured or unsecured, direct or contingent), other than intra-company loans or unsecured debt or routine trade payables incurred in the ordinary course of business in connection with the operation of the Property; or

(iv) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law or any similar federal or state law, shall be filed by, consented to, or acquiesced in by Borrower, any general partner of Borrower, or the Indemnitor.

      Notwithstanding anything to the contrary contained herein, Lender's agreement in paragraph 3(a) of this Agreement not to enforce Indemnitor's agreement to pay the Debt unless and until any of the events set forth in said paragraph 3(a) shall have occurred, shall not impair the validity of the Note or the principal due thereunder or the lien of the Mortgage or the security interest of Lender under any of the other Loan Documents or the right of Lender, as mortgagee or secured party, to foreclose and/or to enforce the lien of the Mortgage or any of the other Loan Documents after the occurrence of an Event of Default under the Loan Documents.

(b) As used in this Agreement, the term "Debt" shall mean and include any and all monies owed by the Borrower to the Lender under the Note, the Mortgage or any of the other Loan Documents or otherwise in connection with the Loan, including, without limitation, principal, interest at the Contract Rate or, if applicable, the Default Rate, late fees and Prepayment Premiums and all indebtedness incurred, paid or suffered by the Lender for the account of the Borrower and all charges, fees, costs and expenses relating to any thereof, whether arising, incurred, or created before, at, or after the execution of this Agreement, and whether liquidated or unliquidated, fixed or contingent, due or not due.

4.    Joint and Several. [INTENTIONALLY OMITTED]

5. Continuing Agreement. It is expressly understood and agreed that, except as otherwise specifically provided herein, the obligations of Indemnitor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, legality, regularity or enforceability in whole or in part of the Note, the Mortgage or any of the other Loan Documents. Indemnitor agrees that the liability of Indemnitor hereunder shall be direct and immediate as a primary obligation and liability, irrespective of whether Lender has declared an Event of Default or commenced the exercise of any remedies under the Note, the Mortgage or any of the other Loan Documents. Lender may, at its option, proceed directly and at once, without notice, against Indemnitor to collect and recover the full amount of the Retained Liabilities and/or the Debt, as the case may be, or any portion thereof, without proceeding against Borrower or any member of Borrower or any other person or entity, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Property or other Collateral for the Loan.

6.    Obligations of Indemnitor and Waivers.

(a) The obligations of Indemnitor hereunder shall remain in full force and shall not be impaired by: (i) any express or implied modification, renewal, extension or acceleration of or to the Note, the Mortgage, or any other Loan Documents executed by Borrower or any other party in connection with the Loan, including without limitation, this Agreement;
      (ii) any exercise or non-exercise by Lender of any right or privilege under any of the Loan Documents; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Indemnitor, or any affiliate of the Indemnitor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Indemnitor shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of the Borrower or any endorser or Indemnitor from liability under any of the Loan Documents or Indemnitor's grant to Lender of a security interest, lien or encumbrance in any of the Indemnitor's property; (v) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Loan Documents or any collateral described in any of the Loan Documents or otherwise, or any substitution with respect thereto except as specifically required by this Agreement; (vi) any assignment or other transfer of any of the Loan Documents, in whole or in part; (vii) any acceptance of partial performance of any of the obligations of Borrower under any of the Loan Documents; (viii) any consent to the transfer of any collateral described in any of the Loan Documents or otherwise; and
      (ix) any bid or purchase at any sale of the collateral described in any of the Loan Documents or otherwise.

(b) Indemnitor unconditionally waives the following defenses to enforcement of this Agreement: (i) all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which the Indemnitor may be entitled (except for notices which are specifically required by this Agreement); (ii) any right to require Lender to proceed against Borrower, Indemnitor or any member of Borrower or to proceed against or exhaust any Collateral described in the Loan Documents; (iii) any defense arising by reason of any invalidity or unenforceability of any of the Loan Documents or any disability of Borrower or Indemnitor; (iv) any defense arising by reason of the manner in which Lender has exercised its remedies under any of the Loan Documents; (v) any defense based upon an election of remedies by Lender; (vi) any duty of Lender to advise Indemnitor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower's ability to perform its obligations to Lender, it being agreed that Indemnitor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances; (vii) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender; and (viii) to the extent permitted by law, any right to assert against Lender any legal or equitable defense, counterclaim, set off, crossclaim or right of contribution which any Indemnitor may now or at any time or times hereafter have against any other Indemnitor.

7. No Other Action Required by Lender; Exceptions to Nonrecourse. Indemnitor agrees that this Agreement may be enforced by Lender without first resorting to or exhausting any other security or collateral, and without first having recourse to the Note, the Mortgage or any of the other Loan Documents or any of the property covered by the Mortgage or any Related Agreement through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the lien of the Mortgage or from exercising any other rights thereunder or under any of the other Loan Documents. Notwithstanding any provision of the Note, the Mortgage or any of the other loan Documents to the contrary, Indemnitor acknowledges and agrees that (a) the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provisions of the Note, the Mortgage and/or the other Loan Documents and Indemnitor is fully and personally liable for such obligations, (b) Indemnitor's liability hereunder shall not be subject to, limited by or affected in any way by any such non-recourse or exculpation provision, (c) the indemnities made and given in this Agreement are separate and distinct from, independent of and in addition to Indemnitor's undertakings under the Note, the Mortgage and the other Loan Documents, and (d) a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, the Mortgage or any of the other Loan Documents.

8. Notices. Any notices which any party may be required, or may desire, to give shall, unless otherwise specified, be in writing and shall be (i) hand delivered, effective upon receipt (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested and addressed as follows:

            In the case of each Indemnitor, to:

                  AIMCO Properties, L.P.
                  Stanford Place Three
                  4582 South Ulster Street Parkway, Suite 1100
                  Denver, Colorado  80234
                  Attention: Patti K. Fielding, Executive Vice President

            with a copy to:

                     Ballard Spahr Andrews & Ingersoll, LLP
                  1225 17th Street, Suite 2300
                  Denver, Colorado  80202
                  Attention:  Gwendolyn C. Allen, Esq.

            In the case of Lender, to:

                  Allstate Life Insurance Company
                  3075 Sanders Road, Suite G5C
                  Northbrook, Illinois  60062
                  Attention: Commercial Mortgage Loan Servicing Manager

            with a copy to:

                  Allstate Insurance Company
                  3075 Sanders Road, Suite G5A
                  Northbrook, Illinois  60062
                  Attention:  Investment Law Division

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

9. Successors and Assigns. Without limiting the effect of specific references in any provisions of this Agreement, the term "Indemnitor" shall be deemed to refer to the heirs, executors, administrators, legal representatives, successors and assigns of the Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of any Indemnitor may be assigned except with the written consent of Lender, which consent may be granted or withheld in Lender's sole and absolute discretion. Each reference herein to Lender shall be deemed to include its successors, assigns and participants. This Agreement shall be binding upon Indemnitor, its successors and permitted assigns, if any, and shall inure to the benefit of and shall be enforceable by Lender, its successors and assigns (including, without limitation, any entity to which Lender assigns or sells all or any portion of its interest in the Loan and/or this Agreement).

10. Number and Gender. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, as the context so requires. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

11. Governing Law. This Agreement and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the state or commonwealth in which the Property is located. The United States District Court for the district in which the Property is located and any court of competent jurisdiction of the state or county in which the Property is located shall have jurisdiction in any action, suit or other proceeding instituted to enforce this Agreement.

12. Representations. In order to induce Lender to make the Loan, each Indemnitor makes the representations and warranties to Lender set forth in this Paragraph
12. Each Indemnitor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, the Lender would not have agreed to make the Loan.

      Indemnitor represents and warrants to Lender that:

(a) Any and all balance sheets, net worth statements, and other financial data with respect to Indemnitor which has heretofore been given to Lender by or on behalf of Indemnitor fairly and accurately present the financial condition of Indemnitor as of the respective dates thereof, and, since the respective dates thereof, there has been no material adverse change in the financial condition of Indemnitor.

(b) The execution, delivery, and performance by Indemnitor of this Indemnity does not and will not contravene or conflict with (i) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over Indemnitor, or (ii) any contractual restriction binding on or affecting Indemnitor or Indemnitor's property or assets.

(c) This Indemnity creates legal, valid, and binding obligations of Indemnitor enforceable against Indemnitor in accordance with its terms.

(d) Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Indemnitor, threatened or affecting Indemnitor, which may materially adversely affect Indemnitor's ability to fulfill his obligations under this Indemnity. There are no judgments or orders for the payment of money rendered against Indemnitor which has been undischarged for a period of ten or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Indemnitor is not in default under any agreements to which Indemnitor is a party.

(e) Indemnitor has disclosed all events, conditions, and facts known to Indemnitor which could have any material adverse effect on the financial condition of Indemnitor. No representation or warranty by Indemnitor contained herein, nor any schedule, certificate, or other document furnished by Indemnitor to Lender in connection with this Indemnity or the Loan Documents contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

(f) There are no facts or circumstances of any kind or nature whatsoever of which Indemnitor is aware which could in any way materially impair or prevent Indemnitor from performing his obligations under this Indemnity in any material respect.

(g)   All statements set forth in the Recitals are true and correct.

(h) Indemnitor hereby agrees to indemnify, defend, protect and hold forever free and harmless Lender of, from and against all loss, cost, damage, and expense, including attorneys' fees and expenses, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.

13.   Counterparts.   This   Agreement   may  be   executed  in  any  number  of
      counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

14. Merger; Modification. All understandings, representations and agreements heretofore had with respect to this Agreement are merged into this Agreement which alone fully and completely expresses the agreement of Indemnitor and Lender with respect to the subject matter hereof. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15. Remedies Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Note, the Mortgage or the other Loan Documents, in equity or by statute. None of the rights and remedies herein conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

16. No Third-Party Beneficiary. This Agreement is intended solely for the benefit of the Indemnitor and Lender and their respective successors and assigns, if any, and no third party shall have any rights or interest in this Agreement. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that the Indemnitor may have under this Agreement.

17. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner, tenant in common, joint tenant or agent of Borrower or Indemnitor, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower or Indemnitor. Indemnitor and Lender intend that the relationship created hereunder and under the other Loan Documents be solely that of debtor and creditor, mortgagor and mortgagee or borrower and lender, as the case may be.

18. No Waiver. Indemnitor's obligations hereunder shall in no way be impaired, reduced or released by reason of Lender's omission or delay to exercise any right described herein or in the Note, the Mortgage or any Related Agreement.

19. Severability. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

20. Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

21. Costs of Enforcement. Indemnitor agrees to bear and pay all expenses (including, without limitation, attorneys' fees and disbursements) of or incidental to the enforcement of any provision hereof, or the enforcement, compromise or settlement of this Agreement, and for the curing thereof, or for defending or asserting the rights and claims of Lender in respect thereof, by litigation or otherwise.

22. Payments. All payments due under this Agreement are payable upon demand by Lender and shall be paid in the manner set forth in the Note or at such other place as Lender shall notify Indemnitor in writing.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement under seal as of the date and year first written above.

WITNESS:                              INDEMNITOR:


_________________________________
                                      AIMCO PROPERTIES, L.P., a Delaware limited
Printed Name:_____________________    partnership



_________________________________     By:  AIMCO-GP,Inc.,a Delaware corporation,
                                           its General Partner
Printed Name:_____________________
                                      By:  /s/Thomas M. Herzong
                                           Thomas M. Herzog, Executive Vice
                                           President and Chief Accounting
                                           Officer

STATE OF ___________________  )
                              ) SS:
COUNTY OF _________________   )

       I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State of __________ to take acknowledgements, personally appeared Thomas
M. Herzog, as Executive Vice President and Chief Accounting Officer of AIMCO-GP, Inc., a Delaware corporation, who is personally known to me or has produced ______________________ as identification and who executed the foregoing instrument, and acknowledged before me that he executed the same on behalf of said corporation, in its capacity as General Partner of AIMCO Properties, L.P., a Delaware limited partnership, on behalf of said limited partnership.


            WITNESS my hand and official seal in the State of __________, County of ___________, this _____ day of _______________, 2005.




                                           Notary Public

My Commission Expires:
                                           Typed or Printed Name of Notary